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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-7335
                                       ----------------

              Strong Income Funds II, Inc., on behalf of the Strong
                               Advisor Bond Fund;
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: October 31
                        ----------------

Date of reporting period: April 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders


                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                  Advisor Income

                                                                           Funds

                              [PHOTO APPEARS HERE]

                    Strong Advisor Bond Fund

     Strong Advisor Short Duration Bond Fund

        Strong Advisor Strategic Income Fund

          Strong Advisor Municipal Bond Fund

                                                                   [STRONG LOGO]

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      THE STRONG

                                                                  ADVISOR INCOME

                                                                           FUNDS

Table of Contents

Investment Reviews

     Strong Advisor Bond Fund ............................. 2
     Strong Advisor Short Duration Bond Fund .............. 5
     Strong Advisor Strategic Income Fund ................. 8
     Strong Advisor Municipal Bond Fund ...................10

Bond Glossary .............................................12

Financial Information

     Schedules of Investments in Securities
          Strong Advisor Bond Fund ........................13
          Strong Advisor Short Duration Bond Fund .........17
          Strong Advisor Strategic Income Fund ............20
          Strong Advisor Municipal Bond Fund ..............22
     Statements of Assets and Liabilities .................27
     Statements of Operations .............................33
     Statements of Changes in Net Assets ..................37
     Notes to Financial Statements ........................41

Financial Highlights ......................................57

Directors and Officers ....................................66

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

A Time of High Drama

The six-month period from November 1, 2002, through April 30, 2003, was extraordinarily eventful. Congressional elections on November 5 resulted in the shift of control of the U.S. Senate to the Republican Party. At the same time, the GOP gained ground in the House of Representatives, presenting President Bush with a renewed opportunity to work with sympathetic legislative majorities.

The day after the election, the Federal Reserve Open Market Committee (FOMC) initiated a surprise 0.50% cut in short-term interest rates. In the accompanying statement, the Committee members explained:

"Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity. For the foreseeable future, then, the Committee continues to believe that, against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are weighted mainly toward conditions that may generate economic weakness."

However, the committee members professed optimism on the long-term outlook despite the challenges posed by the war on terrorism and other geopolitical stresses:

"Although the necessary reallocation of resources to enhance security may restrain advances in productivity for a time, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

With its 12 consecutive rate cuts of this cycle, the Fed pushed the overnight Federal Funds target to 1.25%, its lowest level in decades. The yields on longer-term securities fell as well. The benchmark 10-year Treasury yield was nearly 4.1% on Election Day. By the end of 2002, it had fallen to about 3.8%. In early January, interest rates moved higher on the belief that an acceleration in economic activity was imminent. This hope was dashed on January 10 with the release of a disappointing employment report, which showed a deterioration in labor market conditions. Bond market yields resumed their long slide, pushed along by a succession of shaky economic reports, as well as saber-rattling in both Iraq and North Korea.

Oil and gas prices surged higher in the first quarter, reflecting apprehension over the Middle East, a debilitating labor strike in Venezuela, and civil unrest in Nigeria. The stock market, which had enjoyed a bounce from its October 9 low, resumed its sickening slide.

The Dogs of War Are Loosed

All these trends reversed in the middle of March. After months of nervousness over a potential conflict with Iraq, financial markets greeted the imminent launch of the U.S.-led Operation Iraqi Freedom with a burst of enthusiasm. It seemed that the wait for war was more troublesome than the war itself: oil prices, which had spiked in expectation of war, suddenly plummeted as hostilities commenced. Stock markets in the U.S. and around the world rallied. Treasury bonds sold off in an unwind of the "flight to safety" trade.

                                                        (Continued on next page)

The rise in bond yields was capped on March 21, however, with the 10-year Treasury trading at a yield of approximately 4.1%. By the end of April, the yield had sunk to the neighborhood of 3.8%.

The mortgage-backed and corporate sectors of the bond market also performed well over the six-month period. The yield premium of corporates over Treasuries narrowed dramatically from the near-panic levels of last autumn. The lower range of the investment-grade category--bonds rated BBB by Standard and Poor's and Baa by Moody's--saw the biggest gains. Industries like telecommunications, media, utilities, and autos, which had been pummeled in the long rout of the preceding 12 months, bounced back smartly. Prices for high-yield bonds (non-investment grade or "junk") shot skyward. Investors were generally rewarded handsomely for taking more risk, whether in the form of duration (interest-rate sensitivity) or credit.

The Road Ahead

Falling interest rates are a mixed blessing for bond investors. On the one hand, the process of getting to lower rates generates outsized returns as coupon income is supplemented with capital gains. On the other hand, having arrived at a low rate level, prospective returns may appear meager. Investors who remember double-digit Treasury yields are unlikely to regard 3.8% per year for ten years as particularly enticing. While some additional yield can be obtained by diversification into corporate and mortgage-backed securities, the most conservative investors--those unwilling to accept either duration or credit risk--would seem to be in a tight spot. But yields may not be as lean as they seem, because one of the most important drivers of the long rally in bonds has been a dramatic fall in inflation. Low inflation means that real (inflation-adjusted) returns can be attractive even when nominal yields (the figures generally cited in the media and on investor reports) are slim. The key question is: Will inflation stay low? Can it go much lower? Or is a shift to rising inflation more likely? What about the possibility of deflation--a sustained fall in the broad range of prices for goods and services?

Largely unknown in the United States since the Great Depression, deflation has been the least of our worries in recent decades. An accelerating rise in the price level was perceived as the primary financial threat. And with good reason. Between 1964 and 1980, inflation in the United States rose from 1% to nearly 15%. The inflationary surge disrupted capital markets, distorted tax structures, degraded the quality of financial reporting, and made long-term planning nearly impossible. When a crisis point was reached, the political and monetary authorities were jolted into taking decisive action. Federal Reserve Board Chairman Paul Volcker led a determined assault on inflation, reinstating the monetary discipline that had been lost when President Richard Nixon ended dollar-gold convertibility in 1971.

For two decades Volcker and his successor, Alan Greenspan, pursued policies designed to produce disinflation--a gradual reduction in the rate of inflation. The operational theory underlying their approach was that inflation is a monetary phenomenon, a view often summarized as "too much money chasing too few goods." Control over the supply of money was perceived as the key to squeezing out inflation. Policy discussions often revolved around the desire to maximize economic growth (and so employment) without igniting inflationary pressure.

The experience of the latter 1990s showed that it was possible to have both a falling unemployment rate and a falling inflation rate. Even so, the decisions of the Federal Reserve were generally couched in terms of an implicit trade-off between the two. For example, on January 29 of this year, the FOMC's post-meeting announcement included the statement, "...the Committee believes that, against the background of its long-run policy goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to the prospects for both goals for the foreseeable future." Similar language had been invoked in prior meetings.

An Evolution in Monetary Policy

When the FOMC met on March 18, the committee members blamed the fog of war for their inability to determine the greater risk between higher inflation and weaker growth:

"In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision-making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth."

But new ground was broken at the May 6 FOMC meeting. While electing to leave its interest rate targets unchanged, the committee reconfigured its risk-assessment formula. Instead of a growth-versus-inflation dynamic, the members wrote:

"...the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level."

I believe a rough translation of this message in ordinary English would be: "We think that economic growth is going to be okay, but we're a little worried that deflation is now a bigger threat than inflation." There have been pockets of deflation in recent years--computers, long distance telephone service, and consumer electronics are examples--but the overall price level has continued to rise, albeit slowly. With the new language of the May 6 meeting, the committee members have expressed the fear--however small--that deflation will spread to the economy as a whole.

Relative to the experience of the last two decades, a yield of 3% or 4% seems paltry. On the other hand, if inflation falls to zero, a 4% nominal yield is also a 4% real yield. Compare that to where we were in 1980, when long Treasuries yielded about 12.5%, inflation was also 12.5%, and the real yield was zero! It remains to be seen whether the era of inflation is truly over, and if it is, whether price stability or outright deflation is in store for us.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Advisor Bond Fund
================================================================================

Your Fund's Approach

The Strong Advisor Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. government (and its agencies and instrumentalities), and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. The Fund may invest a significant amount in mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 4-30-03

                              [CHART APPEARS HERE]

                  The Strong          Lehman Brothers       Lipper Intermediate
                 Advisor Bond         U.S. Aggregate         Investment Grade
                     Fund               Bond Index*          Debt Funds Index*

Dec 1996         $     10,000         $        10,000       $            10,000
Jun 1997         $     11,032         $        10,309       $            10,294
Dec 1997         $     11,886         $        10,965       $            10,879
Jun 1998         $     12,451         $        11,396       $            11,289
Dec 1998         $     13,174         $        11,918       $            11,735
Jun 1999         $     13,103         $        11,755       $            11,569
Dec 1999         $     13,347         $        11,820       $            11,620
Jun 2000         $     13,830         $        12,291       $            12,003
Dec 2000         $     14,568         $        13,194       $            12,850
Jun 2001         $     15,128         $        13,671       $            13,312
Dec 2001         $     15,707         $        14,308       $            13,906
Jun 2002         $     15,939         $        14,851       $            14,254
Dec 2002         $     16,760         $        15,776       $            15,059
Apr 2003         $     17,207         $        16,127       $            15,502

+ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund posted positive returns for the six-month period ended April 30, 2003, outperforming its broad-based benchmark. During this period, corporate bonds, mortgage-backed securities, and high-yield bonds all outperformed Treasuries and contributed positively to the Fund's returns.

Period started with a rate cut
In early November 2002, the Federal Reserve reduced the Federal Funds target rate by half a percentage point, from 1.75% to 1.25%. This benchmark short-term rate has remained at that level since that time.

This reduction and subsequent stability in short-term interest rates contributed to the performance of shorter-maturity, fixed-income securities. Sectors offering a yield advantage over Treasuries, such as mortgages, agencies, and corporate bonds, outperformed the general market as investors sought these investments for their greater levels of income.

Although the economy showed signs of continued growth, the pace of recovery was disappointing to many. Capital spending remained sluggish, and market participants appeared to debate whether this was due to the war with Iraq or a more fundamental economic weakness.

As investors sought safer alternatives, bonds benefited from the general weakness in the equity markets that prevailed over much of the period. And although the equity markets improved notably in April, this did not trigger a sell-off in the fixed-income market.

Contributors to the Fund's performance
Multiple factors had a positive impact on the Fund's absolute and relative returns. First, during this period, the Fund was generally overweighted in both high-yield and investment-grade corporate bonds. These securities offered higher income levels than those available from Treasuries and generally also appreciated more in

Portfolio Statistics
As of 4-30-03

Class A
-----------------------------------------------

           30-day
           annualized yield/2/             2.33%

Class B
-----------------------------------------------

           30-day
           annualized yield/2/             1.60%

Class C
-----------------------------------------------

           30-day
           annualized yield/2/             1.62%

Class K
-----------------------------------------------

           30-day
           annualized yield/2/             2.72%

Class Z
-----------------------------------------------

           30-day
           annualized yield/2/             2.22%

Institutional Class
-----------------------------------------------

           30-day
           annualized yield/2/             3.13%

Average effective maturity/3/         5.0 years

Average quality rating/4/                    AA

Average Annual Total Returns
As of 4-30-03

Class A/1/,/5/
-----------------------------------------------

           1-year                          2.92%

           5-year                          5.27%

           Since Fund Inception            7.33%
           (12-31-96)

Class B/1/,/5/
-----------------------------------------------

           1-year                          2.00%

           5-year                          5.15%

           Since Fund Inception            7.36%
           (12-31-96)

Class C/1/,/5/
-----------------------------------------------

           1-year                          6.03%

           5-year                          5.51%

           Since Fund Inception            7.38%
           (12-31-96)

Class K/1/,/5/
-----------------------------------------------

           1-year                          8.05%

           5-year                          6.71%

           Since Fund Inception            8.61%
           (12-31-96)

Class Z/1/,/6/
-----------------------------------------------

           1-year                          7.69%

           5-year                          6.57%

           Since Fund Inception            8.50%
           (12-31-96)

Institutional Class/1/,/7/
-----------------------------------------------

           1-year                          8.53%

           5-year                          7.06%

           Since Fund Inception            8.95%
           (12-31-96)

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/5/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares, and the historical performance of the Fund's Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class K shares is based on the performance of the Fund's Institutional Class shares from inception through 12-30-01, recalculated to reflect the higher expenses associated with Class K shares. Please consult a prospectus for information about all share classes.

/6/ The performance of the Class Z shares (formerly Investor Class shares) prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Class Z shares and the historical performance of the Fund's Investor Class shares from 8-31-99 to 11-29-00. The Strong Advisor Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

/7/ Performance information is for Institutional Class shares. Please consult a prospectus for information about all share classes.

* The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. These funds invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                                                        (Continued on next page)

================================================================================

price. We continue to emphasize sector and individual security diversification in this respect.

Second, the Fund carried an overweighting in mortgage securities, which also outperformed Treasuries as investors sought incremental yield as well as high quality. This combination of higher yields without a great deal of volatility during the period continued to make mortgage-backed bonds an attractive investment for the Fund.

Another positive contributor to performance was the Fund's positioning primarily in shorter-maturity instruments, which generally outperformed longer-maturity bonds over the period.

As we manage the Fund in the coming months, we will continue to carefully monitor the pace of economic recovery, as well as developments in individual bond sectors, interest rate trends, and other factors that potentially influence the fixed-income markets.

We appreciate your continued investment and confidence in the Strong Advisor Bond Fund.

Ashok Bhatia
Portfolio Co-Manager

Thomas M. Price
Portfolio Co-Manager

Strong Advisor Short Duration Bond Fund
================================================================================

Your Fund's Approach

The Strong Advisor Short Duration Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds from U.S. issuers, and up to 35% of its net assets may be invested in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains duration of one year or less. The Fund may invest a significant amount in mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach. To select securities for the portfolio, the managers focus on bonds with positive or improving credit fundamentals.

                    Growth of an Assumed $10,000 Investment+
                             From 3-31-94 to 4-30-03

                              [CHART APPEARS HERE]

               The Strong Advisor      Citigroup 1-Year       Lipper Ultra
                 Short Duration      Treasury Benchmark-    Short Obligations
                   Bond Fund           on-the-Run Inex*       Funds Average*

Mar 1994       $           10,100    $             9,992    $          10,009
Mar 1995       $           10,641    $            10,487    $          10,445
Mar 1996       $           11,833    $            11,179    $          11,124
Mar 1997       $           12,946    $            11,819    $          11,798
Mar 1998       $           13,835    $            12,580    $          12,525
Mar 1999       $           14,373    $            13,279    $          13,163
Mar 2000       $           15,157    $            13,857    $          13,793
Mar 2001       $           16,346    $            15,014    $          14,806
Mar 2002       $           16,663    $            15,730    $          15,362
Mar 2003       $           17,161    $            16,289    $          15,772
Apr 2003       $           17,227    $            16,308    $          15,802

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Citigroup (formerly Salomon Smith Barney) 1-Year Treasury Benchmark-on-the-Run Index, and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./5/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period relative to its benchmark. The Fund's net asset value (share price) fluctuated within a relatively narrow five-cent range, and returns were positive for the six-month period.

Generally Favorable Conditions for Bonds
Several factors contributed to the positive environment for bonds held in the Fund that prevailed during the period. Early in November, the Federal Reserve lowered the Federal Funds target rate by 50 basis points (half a percentage point). This brought the benchmark rate from 1.75% to 1.25%, where it remained for the rest of the six-month period.

While the economy did show signs of continued growth during the period, the pace of that improvement was generally slower than many had expected. Capital spending remained sluggish, with the impending war in Iraq getting much of the blame for companies' unwillingness to commit to larger expenditures.

Now that the major battles have come to an end, it will be easier to see if that blame was properly placed or if the continued economic weakness may instead be a lasting after-effect of the late 1990s bubble economy. In any event, the general uncertainty helped to keep short-term interest rates low throughout the period.

                                                        (Continued on next page)

================================================================================

Few Changes to the Fund's Portfolio
Over the past six months, we made little change to the Fund's portfolio. We kept the Fund's average credit quality at AA, just one step below the highest level attainable. Given the overall level of uncertainty in the economy, we believed that maintaining the Fund's emphasis on higher credit quality was appropriate. In keeping with this theme, the Fund had only minimal exposure to the non-investment-grade sector of the market, which represents less than 2% of assets.

The portfolio continued to include a diversified mix of mortgage- and asset-backed securities and corporate bonds; the Fund's allocations among these sectors did not change substantially. As they have in previous periods, mortgage-backed bonds enjoyed a substantial yield advantage over Treasuries of comparable maturity, while also offering a high level of credit quality. This combination of higher yields without a great deal of volatility during the period continued to make mortgage-backed bonds an attractive investment for the Fund.

Corporate bonds, which accounted for approximately 25% of the Fund's assets during the period, provided an attractive level of income as well. There was significant improvement in the corporate market over the past six months as companies worked to strengthen their balance sheets and improve their overall credit profile. As in previous periods, we have sought to manage risk in this sector by emphasizing diversification and limiting the size of individual positions in the Fund. We continue to look for companies that are positioned to succeed over the long term but also focus on several characteristics that are key to short-term investments. Included in this list are liquidity based on cash levels and the availability of bank lines and near-term debt amortizations.

In the coming months, we will continue to keep a careful eye on the Fund's holdings, while also monitoring the broader economic environment. Our aim will be to continue to identify those short-term securities that can deliver an appropriate level of investment income, while also keeping the Fund's share-price fluctuation at a modest level.

We appreciate your investment in the Strong Advisor Short Duration Bond Fund, and we look forward to helping you pursue your important financial goals.

Thomas M. Price
Portfolio Co-Manager

Thomas A. Sontag
Portfolio Co-Manager

Portfolio Statistics
As of 4-30-03

Class A
-----------------------------------------------

           30-day
           annualized yield/2/             3.02%

Class B
-----------------------------------------------

           30-day
           annualized yield/2/             2.24%

Class C
-----------------------------------------------

           30-day
           annualized yield/2/             2.36%

Class Z
-----------------------------------------------

           30-day

           annualized yield/2/             3.25%

Average effective maturity/3/          1.0 years

Average quality rating/4/                     AA

Average Annual Total Returns
As of 4-30-03

Class A/1/,/5/
-----------------------------------------------

           1-year                          0.58%

           3-year                          3.51%

           5-year                          3.98%

           Since Fund Inception            5.93%
           (3-31-94)

Class B/1/,/5/
-----------------------------------------------

           1-year                         -2.98%

           3-year                          2.03%

           5-year                          3.14%

           Since Fund Inception            5.35%
           (3-31-94)

Class C/1/,/5/
-----------------------------------------------

           1-year                          1.02%

           3-year                          3.37%

           5-year                          3.54%

           Since Fund Inception            5.26%
           (3-31-94)

Class Z/1/,/6/
-----------------------------------------------

           1-year                          2.80%

           3-year                          4.21%

           5-year                          4.41%

           Since Fund Inception            6.17%
           (3-31-94)

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Class A shares, the administrator has temporarily absorbed expenses of 0.03%. Otherwise,the current yield for Class A shares would have been 2.99%, and returns would have been lower.

/3/  The Fund's average effective maturity includes the effect of futures.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/5/ Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00 and is restated to reflect the different expenses of the Class A, B, and C shares, as applicable.

/6/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Short Duration Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligations Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Citigroup index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Strategic Income Fund
================================================================================

Your Fund's Approach

The Strong Advisor Strategic Income Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 65% of its total assets in medium- and lower-quality corporate bonds. To select securities for the portfolio, the manager focuses primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and up to 20% of its net assets in debt obligations that are in default. The Fund may also invest in convertible securities and mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 4-30-03

                              [CHART APPEARS HERE]

                The Strong        Lehman Brothers     Lipper High
             Advisor Strategic    U.S. High-Yield    Current Yield
               Income Fund          Bond Index*       Funds Index*
Dec 00       $          10,051    $        10,193    $      10,173
Feb 01       $          11,437    $        11,103    $      10,883
May 01       $          11,096    $        10,899    $      10,496
Aug 01       $          11,023    $        10,876    $      10,292
Nov 01       $          10,646    $        10,775    $      10,095
Feb 02       $          10,546    $        10,655    $       9,914
May 02       $          10,659    $        11,025    $      10,113
Aug 02       $           9,559    $        10,044    $       9,390
Nov 02       $          10,011    $        10,434    $       9,731
Feb 03       $          10,394    $        11,067    $      10,177
Apr 03       $          11,458    $        12,061    $      10,943

+ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The high-yield bond market experienced strong performance on both a relative and absolute basis over the six-month period, posting positive returns in each month from November through April. Against this backdrop, the Strong Advisor Strategic Income Fund was able to post strong returns, outperforming its broad-based benchmark for the period.

A turnaround for high-yield bonds
Over the past six months, we have seen a dramatic change in the high-yield market, shifting from a "perfect storm" to a tranquil sea. The high-yield market started the period with a spread to Treasuries that was close to historically wide levels. In other words, the market started at cheap levels. Almost immediately, the market received what it perceived as positive news, with Republican victories in the November elections, followed by a rate cut from the Federal Reserve that brought the benchmark Fed Funds rate down from 1.75% to 1.25%. Investors viewed both developments as positive for business.

As the period progressed, investors' appetite for risk increased as merger and acquisition activity highlighted asset values within the market, and investors began to appreciate improvements in corporate balance sheets.

The market also experienced improving credit fundamentals, with the default rate for high-yield bonds declining significantly over the period. That rate now stands at its lowest level since 1999 according to data from Moody's Investors

Service. In addition, the market benefited from record demand combined with moderate supply as investors searched for yield. April's cash inflow marked the seventh consecutive monthly inflow for the high-yield market. This trend helped many companies that had been facing liquidity issues, since it allowed them to refinance short-term debt.

April proved to be an especially strong month, closing out the period on a positive note. Among the factors spurring investors' confidence were the military success in Iraq and surprisingly strong first-quarter earnings reports relative to expectations.

Our approach to a strong market
In this environment, we sought to take advantage of the relative value we perceived among lower-rated bonds. The Fund was overweighted in B and CCC bonds, while being underweighted in BB bonds. This positioning worked well as B and CCC bonds outperformed over the period. The Fund also invested in a few investment-grade credits in order to take advantage of the opportunities presented in select sectors of that higher-quality market.

The Fund continued to have overweightings in communications, consumer, and technology bonds. In the communications sector, the Fund was overweighted in media-non-cable and, to a lesser extent, media-cable bonds. The Fund was underweighted in the telecommunications portion of this sector. Overall, communications and technology were two of the strongest-performing bond sectors for the Fund over the six months.

On the consumer side, the Fund was overweighted in the food, gaming, and entertainment sectors of the market during the period. We did, however, significantly reduce the Fund's exposure to gaming-related bonds, as we were able to find better relative value elsewhere in the market. This move was prudent, as gaming bonds underperformed for the period.

The Fund was substantially underweighted in the utilities area of the market. This underweighting hurt results over the period, as it was another of the market's strong sectors. While we have recently increased the Fund's utilities exposure, we have made only modest additions as we are concerned about the current risk-reward balance in this sector.

The Fund did benefit from relatively light exposure to several poor-performing sectors including lodging, supermarkets, finance, and airlines.

Thank you for your investment in the Strong Advisor Strategic Income Fund.

Edward J. Wojciechowski
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Class A/1/,/2/
-----------------------------------------------

           1-year                          1.12%

           Since Fund Inception            5.80%
           (11-30-00)

Class B/1/,/2/
-----------------------------------------------

           1-year                         -0.48%

           Since Fund Inception            5.01%
           (11-30-00)

Class C/1/,/2/
-----------------------------------------------

           1-year                          3.49%

           Since Fund Inception            6.46%
           (11-30-00)

Portfolio Statistics
As of 4-30-03

Class A
-----------------------------------------------

           30-day
           annualized yield/3/             6.81%

Class B
-----------------------------------------------

           30-day
           annualized yield/3/             5.91%

Class C
-----------------------------------------------

           30-day
           annualized yield/3/             5.90%

Average effective maturity/4/          5.2 years

Average quality rating/5/                     B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Class A, the administrator has temporarily absorbed expenses of 0.46%. Otherwise, the current yield would have been 6.35%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Advisor Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. At least 75% of the Fund's net assets will be invested in higher-quality municipal securities as determined at the time of purchase. Under normal conditions, the Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal Alternative Minimum Tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield). The Fund typically maintains an average effective maturity of between 5 and 20 years.

                    Growth of an Assumed $10,000 Investment+
                             From 8-25-86 to 4-30-03

                              [CHART APPEARS HERE]

                     The Strong        Lehman Brothers    Lipper General
                  Advisor Municipal    Municipal Bond     Municipal Debt
                     Bond Fund             Index*          Fund Index*
Aug 1986          $           9,613    $        10,087    $       10,100
Aug 1987          $           9,832    $        10,554    $       10,346
Aug 1988          $          10,535    $        11,280    $       11,088
Aug 1989          $          11,771    $        12,519    $       12,369
Aug 1990          $          12,206    $        13,322    $       12,950
Aug 1991          $          13,545    $        14,893    $       14,455
Aug 1992          $          15,156    $        16,556    $       16,121
Aug 1993          $          17,062    $        18,576    $       18,144
Aug 1994          $          16,735    $        18,602    $       18,004
Aug 1995          $          17,765    $        20,251    $       19,403
Aug 1996          $          18,664    $        21,312    $       20,375
Aug 1997          $          20,488    $        23,282    $       22,255
Aug 1998          $          22,341    $        25,295    $       24,169
Aug 1999          $          22,179    $        25,422    $       23,889
Aug 2000          $          23,166    $        27,144    $       25,172
Aug 2001          $          25,329    $        29,911    $       27,700
Aug 2002          $          26,755    $        31,778    $       28,998
Apr 2003          $          27,702    $        33,081    $       30,014

+ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Municipal Bond Fund's performance over the six-month period was essentially in line with the municipal market, slightly lagging the Lehman Brothers Municipal Bond Index and slightly outperforming its Lipper peer group. This performance was driven primarily by the Fund's neutral interest rate posture to the market.

Municipal yields relatively attractive
Despite the Federal Reserve (the Fed) cutting short-term rates in early November, market rates on longer municipal securities rose initially in anticipation of an improving economy and a positive equity market. Economic indicators became more muted, however, and the bond market, though volatile, took on a more favorable tone, pushing yields lower through April.

Yields on 10-year, high-quality municipal bonds moved in a range of more than 50 basis points (half a percentage point). War and the political debate surrounding it drove the financial markets, as economic news assumed a secondary role.

When investors did focus on the economy, what they found was only modest growth, low core inflation rates, and a Federal Reserve concerned about deflation. The municipal market had specific challenges of its own. The sluggish economy led to a sharp decline in state tax revenues, pushing many state and local government budgets into deep deficits. This led to heavy new supply, preventing municipal yields from falling as much as Treasury yields.

As municipals lagged the performance of taxable bonds, by the end of the period investors were presented an unusual opportunity. Municipal yields have come very close to taxable yields--making municipals attractive on an after-tax basis even to investors in moderate tax brackets.

Modest changes to the portfolio
The investment decisions that contributed to our market-like performance centered on playing defense. Given the uncertainty that prevailed during much of the period, aligning the Fund's interest rate posture with the market was appropriate.

The 10- to 15-year maturity range was among the most volatile areas of the yield curve. Nontraditional municipal investors, such as hedge funds and arbitrageurs, tend to be most active in this range, and their activity led to increased volatility. As yields declined it was among the best places to invest. The Fund's holdings in this area contributed positively to performance.

Since assuming management of the Fund, credit quality has been enhanced. The percentage of non-rated bonds was reduced to less than 10%, from 15% previously. This worked in our favor as higher-quality securities experienced greater price appreciation than lower-quality bonds.

Potential for economic stimulus
The Bush Administration and the Fed are working to boost economic growth. An economic stimulus bill is expected by this autumn, and the Fed has made clear it intends to provide monetary stimulus. Consumer spending, business expenditures, and municipal fiscal repair remain a challenge without faster economic growth. We therefore anticipate that bond yields will remain relatively stable. Our interest rate exposure and credit focus will remain cautious, however, until economic conditions improve.

Thank you for your investment in the Strong Advisor Municipal Bond Fund.

Duane McAllister
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Class A/1/,/2/
-----------------------------------------------

           1-year                          3.13%

           5-year                          4.23%

           10-year                         4.94%

           Since Fund Inception            6.30%
           (8-25-86)

Class B/1/,/2/
-----------------------------------------------

           1-year                          1.98%

           5-year                          4.07%

           10-year                         4.80%

           Since Fund Inception            6.22%
           (8-25-86)

Class C/1/,/2/
-----------------------------------------------

           1-year                          6.37%

           5-year                          4.46%

           10-year                         4.66%

           Since Fund Inception            5.80%
           (8-25-86)

Institutional Class/1/,/3/
-----------------------------------------------

           1-year                          8.52%

           5-year                          5.53%

           10-year                         5.69%

           Since Fund Inception            6.76%
           (8-25-86)

Portfolio Statistics
As of 4-30-03

Class A
-----------------------------------------------

           30-day
           annualized yield/4/             3.34%

Class B
-----------------------------------------------

           30-day
           annualized yield/4/             2.74%

Class C
-----------------------------------------------

           30-day
           annualized yield/4/             2.75%

Institutional Class
-----------------------------------------------

           30-day
           annualized yield/4/             4.18%

Average effective maturity/5/         7.7 years

Average quality rating/6/                    AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for class B; and the applicable contingent deferred sales charge of 1.00% on purchases sold within one year for Class C. The performance of the Class A shares prior to 3-7-03 is based on the performance of the Class A shares of the State Street Research Tax-Exempt Fund. The performance of the Class B and Class C shares from 6-7-93 to 3-7-03 is based on the performance of the Class B and Class C shares, respectively, of the State Street Research Tax-Exempt Fund and of the Class A shares of the State Street Research Tax-Exempt Fund prior to 6-7-93, restated to reflect the different sales charges and expenses of the Class B and Class C shares, respectively, as applicable. Please consult a prospectus for more information about all share classes.

/3/ Average annual total returns for Institutional Class shares prior to 3-7-03 are based on the performance of the Institutional Class (formerly
     Class S) shares of the State Street Research Tax-Exempt Fund between 6-7-93 and 3-7-03. Prior to 6-7-93, the Institutional Class performance is based on the Class A shares of the State Street Research Tax-Exempt Fund, restated to reflect that the Fund's Institutional Class shares are sold without a sales charge. Please consult a prospectus for more information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Class C, the administrator has temporarily absorbed expenses of 0.01%. Otherwise, the current yield would have been 2.74%, and returns would have been lower.

/5/ The Fund's average effective maturity includes the effect of options and when-issued securities.

/6/ For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA,A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see "Yield Curve" definition on this page).

Duration--is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES               April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                            STRONG ADVISOR BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 32.6%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 2/01/09 (Rate
  Reset Effective 2/01/04) (Defaulted
  Effective 3/05/03)                             $    1,450,000  $      355,250
AIG SunAmerica Global Financing VII Senior
  Notes, 5.85%, Due 8/01/08 (b)                       3,335,000       3,686,536
AOL Time Warner, Inc. Notes, 6.875%,
  Due 5/01/12                                         1,800,000       1,967,263
AT&T Wireless Services, Inc. Senior Notes,
  7.875%, Due 3/01/11                                 1,500,000       1,731,253
Allied Waste North America, Inc. Senior
  Secured Notes, 8.875%, Due 4/01/08                    850,000         922,250
Altria Group, Inc. Notes, 7.65%, Due 7/01/08            500,000         530,360
Bank One Texas North America Subordinated
  Notes, Tranche #SB1, 6.25%, Due 2/15/08             2,545,000       2,870,376
Boeing Company Senior Notes, 5.125%,
  Due 2/15/13                                         1,370,000       1,389,883
CSC Holdings, Inc. Debentures, 7.625%,
  Due 7/15/18                                           650,000         677,625
Centerpoint Energy Resources Corporation
  Senior Notes, 7.875%, Due 4/01/13 (b)                 800,000         922,000
Chumash Casino & Resort Enterprise Senior
  Notes, 9.00%, Due 7/15/10 (b)                         600,000         645,000
Citigroup, Inc, Subordinated Notes, 5.625%,
  Due 8/27/12                                         1,825,000       1,973,245
Citizens Communications Company Senior
  Notes, 7.625%, Due 8/15/08                          2,730,000       3,193,873
Clear Channel Communications, Inc.
  Senior Notes:
  5.75%, Due 1/15/13                                    815,000         862,854
  8.00%, Due 11/01/08                                   325,000         373,750
Comcast Corporation Senior Notes, 5.85%,
  Due 1/15/10                                         1,070,000       1,140,461
ConocoPhillips Notes, 4.75%, Due 10/15/12             1,500,000       1,532,612
Credit Suisse First Boston USA, Inc. Notes,
  6.50%, Due 1/15/12                                  1,000,000       1,112,888
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #1,7.375%, Due 9/15/06                        745,000         831,037
DirecTV Holdings LLC/DirecTV Financing,
  Inc. Senior Notes, 8.375%, Due 3/15/13 (b)            500,000         562,500
Dominion Resources, Inc. Notes, 6.25%,
  Due 6/30/12                                           500,000         552,063
Dow Chemical Company Notes, 6.00%,
  Due 10/01/12                                          930,000         989,365
EOP Operating LP Notes, 6.75%, Due 2/15/12            1,130,000       1,266,886
ERP Operating LP Notes, 5.20%, Due 4/01/13              750,000         763,965
European Investment Bank Yankee Notes,
  4.625%, Due 3/01/07                                 1,500,000       1,598,841
First Chicago NBD Capital I Floating Rate
  Preferred Securities, 1.86%, Due 2/01/27            1,000,000         892,359
Fiserv, Inc. Notes, 4.00%, Due 4/15/08 (b)            1,550,000       1,574,653
Ford Motor Company Global Landmark
  Securities, 7.45%, Due 7/16/31                        955,000         852,297
Ford Motor Credit Company Notes, 7.50%,
  Due 3/15/05                                         2,000,000       2,092,874
France Telecom SA Yankee Bonds,
  8.50%, Due 3/01/31                                  1,500,000       2,001,971
France Telecom SA Yankee Notes, 7.75%,
  Due 3/01/11                                         1,000,000       1,225,088
The Gap, Inc. Notes, 6.90%, Due 9/15/07                 650,000         692,250
General Electric Capital Corporation Bonds,
  Series A, 6.75%, Due 3/15/32                        4,755,000       5,521,316
General Electric Capital Corporation
  Guaranteed Subordinated Notes, 7.875%,
  Due 12/01/06                                        1,000,000       1,159,183
General Motors Acceptance Corporation
  Notes, 6.875%, Due 9/15/11                          2,460,000       2,511,158
Georgia-Pacific Corporation Senior Notes,
  7.50%, Due 5/15/06                                    700,000         701,750
Goldman Sachs Group, Inc. Notes, 7.35%,
  Due 10/01/09                                        1,000,000       1,174,006
HCA, Inc. Notes, 8.75%, Due 9/01/10                   1,130,000       1,323,355
D.R. Horton, Inc. Senior Notes, 10.50%,
  Due 4/01/05                                           935,000       1,037,850
Household Finance Corporation Bonds,
  7.35%, Due 11/27/32                                   500,000         602,837
Household Finance Corporation Senior
  Notes, 5.875%, Due 2/01/09                          1,965,000       2,130,604
International Finance Corporation Notes,
  4.75%, Due 4/30/07                                  7,970,000       8,509,465
International Game Technology Senior
  Notes, 8.375%, Due 5/15/09                          1,485,000       1,774,320
International Paper Company Notes, 5.85%,
  Due 10/30/12 (b)                                    1,000,000       1,070,988
Kroger Company Notes, 6.75%, Due 4/15/12              1,000,000       1,116,147
L-3 Communications Corporation Senior
  Subordinated Notes, 7.625%, Due 6/15/12               565,000         625,738
Metlife, Inc. Debentures, 3.911%, Due 5/15/05         1,400,000       1,451,650
Mohegan Tribal Gaming Authority Senior
  Subordinated Notes, 8.00%, Due 4/01/12                900,000         954,000
Morgan Stanley Notes, 5.80%, Due 4/01/07              1,500,000       1,636,449
Morgan Stanley Tracers, 6.799%,
  Due 6/15/12 (b)                                     2,040,000       2,294,512
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10
  (Acquired 11/28/00; Cost $549,400)
  (Defaulted Effective 11/21/01) (b) (g)                670,000           6,700
NTC Capital I Floating Rate Bonds, 1.8088%,
  Due 1/15/27                                           815,000         738,152
National Rural Utilities Cooperative Finance
  Corporation Collateral Trust Notes, 6.00%,
  Due 5/15/06                                         3,095,000       3,400,644
Newmont Mining Corporation Notes,
  8.625%, Due 5/15/11                                 1,750,000       2,128,338
News America Holdings, Inc. Debentures,
  8.25%, Due 8/10/18                                  1,830,000       2,262,242
NiSource Finance Corporation Notes,
  7.625%, Due 11/15/05                                  695,000         781,341
Normandy Finance, Ltd. Yankee Notes,
  7.625%,Due 7/15/08 (b)                                800,000         891,308
Pan American Energy LLC Yankee Notes,
  6.625%, Due 9/15/05                                   450,000         497,421
Peabody Energy Corporation Senior Notes,
  6.875%, Due 3/15/13 (b)                             1,000,000       1,045,000
Pemex Project Funding Master Trust Medium-
  Term Notes, 6.125%, Due 8/15/08 (b)                 1,425,000       1,510,500
Plains All American Pipeline LP Senior
  Notes, 7.75%, Due 10/15/12                            500,000         547,500
Procter & Gamble Company Notes, 4.75%,
  Due 6/15/07                                         1,000,000       1,072,533
Province of Quebec Notes, 5.00%,
  Due 7/17/09                                         3,165,000       3,411,284
Qwest Corporation Notes, 8.875%,
  Due 3/15/12 (b)                                     1,000,000       1,100,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                      STRONG ADVISOR BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
R H Donnelley Finance Corporation Senior
  Notes, 8.875%, Due 12/15/10 (b)                $      600,000  $      675,000
Regency Centers LP Notes, 7.95%,
  Due 1/15/11                                         1,440,000       1,738,862
Republic of Chile Yankee Bonds, 5.50%,
  Due 1/15/13                                         1,000,000       1,026,250
Sprint Capital Corporation Notes, 6.00%,
  Due 1/15/07                                         1,500,000       1,537,500
SunTrust Capital III Floating Rate Bonds,
  1.9088%, Due 3/15/28                                2,125,000       1,988,405
Target Corporation Notes, 5.875%,
  Due 3/01/12                                         1,500,000       1,639,770
Telus Corporation Yankee Notes, 8.00%,
  Due 6/01/11                                         1,000,000       1,116,875
Tenet Healthcare Corporation Senior Notes,
  7.375%, Due 2/01/13                                 1,000,000         992,500
Texas Eastern Transmission Corporation
  Notes, 5.25%, Due 7/15/07                           1,655,000       1,744,186
Transocean Sedco Forex Corporation Bonds,
  7.50%, Due 4/15/31                                    600,000         734,935
Tyco International Group SA Guaranteed
  Yankee Notes, 6.75%, Due 2/15/11                    1,500,000       1,507,500
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06          1,000,000       1,087,259
UST, Inc. Notes, 6.625%, Due 7/15/12                  1,155,000       1,307,816
Unilever Capital Corporation Senior Notes,
  5.90%, Due 11/15/32                                 1,000,000       1,058,357
Union Pacific Corporation Notes, 5.75%,
  Due 10/15/07                                        1,745,000       1,907,433
Union Pacific Resources Group, Inc. Notes,
  7.00%, Due 10/15/06                                   270,000         303,403
United Mexican States Yankee Notes, 7.50%,
  Due 1/14/12                                         1,400,000       1,582,350
Verizon New York, Inc. Debentures, Series A,
  6.875%, Due 4/01/12                                   500,000         577,263
Vivendi Universal Senior Notes, 9.25%,
  Due 4/15/10 (b)                                       400,000         451,000
Vodafone Group PLC Yankee Notes, 6.25%,
  Due 11/30/32                                        1,500,000       1,608,641
Wal-Mart Stores, Inc. Notes, 4.375%,
  Due 7/12/07                                           975,000       1,031,784
Waste Management, Inc. Senior Notes:
  6.375%, Due 11/15/12                                  500,000         555,001
  7.375%, Due 8/01/10                                   295,000         344,442
Wells Fargo & Company Subordinated Notes,
  7.55%, Due 6/21/10                                  3,495,000       4,251,919
XTO Energy, Inc. Senior Notes, 6.25%,
  Due 4/15/13 (b)                                       850,000         890,375
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12             750,000         838,125
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $121,560,944)                           129,268,870
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 31.8%
ABN AMRO Mortgage Corporation
  Adjustable Rate Pass-Thru Certificates,
  Series 2002-1A, Class IIA-3, 5.35%,
  Due 6/25/32                                         3,217,266       3,284,196
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1996-MD6, Class A-1B, 6.88%,
  Due 11/13/29                                        6,568,000       6,728,037
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 2002-E, Class A-1,
  7.1076%, Due 6/20/31                                2,714,550       2,788,246
Bank of America Mortgage Securities, Inc.
  Variable Rate Pass-Thru Certificates, Series
  2002-G, Class 2-A-1, 7.0794%, Due 7/20/32           1,284,826       1,334,189
Bear Stearns Adjustable Rate Mortgage Trust
  Pass-Thru Certificates, Series 2001-8,
  Class IA, 6.7088%, Due 11/25/31                       702,407         710,207
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1, Class 2-P,
  Due 7/25/10 (Acquired 3/27/97 - 1/09/03;
  Cost $98,439) (b) (g)                                 117,606         116,835
Chase Credit Card Owner Master Trust
  Floating Rate Asset-Backed Notes, Series
  2001-5, Class A, 1.41%, Due 2/15/07                 3,000,000       3,003,622
Chase Funding Trust Variable Rate Mortgage
  Loan Asset-Backed Certificates:
  Series 2001-4, Class 1A-1, 1.54%,
  Due 4/25/16                                           644,792         645,312
  Series 2002-1, Class 1A1, 1.46%,
  Due 2/25/17                                         1,220,212       1,219,102
Citibank Credit Card Issuance Trust Notes,
  Series 2001-A8, Class A8, 4.10%,
  Due 12/07/06                                        8,955,000       9,320,029
Countrywide Home Loans, Inc. Adjustable
  Rate Mortgage Pass-Thru Certificates,
  Series 2001-HYB1, Class 2A1, 6.1515%,
  Due 6/19/31                                         1,329,696       1,356,914
Credit-Based Asset Servicing and
  Securitization Trust Variable Rate Mortgage
  Loan Asset-Backed Certificates, Series
  2002-CB5, Class AF-1, 1.52%, Due 3/25/18            2,253,112       2,253,729
Credit Suisse First Boston Mortgage
  Securities Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1997-CU, Class A-2, 6.52%, Due 1/17/35              2,500,000       2,675,043
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage Pass-Thru Certificates, Series
  2002-AR17, Class 2-A-1, 5.4369%,
  Due 12/19/39                                        1,152,265       1,170,586
First Franklin Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates, Series
  2002-FF1, Class I-A-2, 3.79%, Due 4/25/32           7,520,000       7,649,250
Greenwich Capital Commercial Funding
  Corporation Interest Only Variable Rate
  Mortgage Pass-Thru Certificates,
  Series 2002-C1, Class XPB, 1.7595%,
  Due 1/11/35 (b)                                    24,000,000       1,882,500
Holmes Financing Number 1 PLC Floating
  Rate Notes, Series 1, Class 1A, 1.4288%,
  Due 7/15/05                                         8,000,000       8,000,000
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2, 0.9964%,
  Due 4/15/35 (b)                                    63,000,000       2,970,330
JP Morgan Chase Commercial Mortgage
  Securities Corporation Pass-Thru
  Certificates, Series 2003-C1, Class A2,
  4.985%, Due 1/12/37                                 9,800,000      10,052,657

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Master Adjustable Rate Mortgages Trust
  Mortgage Pass-Thru Certificates, Series
  2002-3, Class 4-A-1, 6.1641%,
  Due 12/25/32                                   $    3,788,159  $    3,886,869
Master Alternative Loan Trust Mortgage
  Pass-Thru Certificates, Series 2002-3,
  Class A-1, 1.52%, Due 12/25/32                      2,073,944       2,073,944
Metris Master Trust Floating Rate Asset-
  Backed Securities, Series 1999-2, Class A,
  1.8381%, Due 1/20/10                                2,265,000       2,243,565
Mountain Capital CLO I, Ltd./Mountain
  Capital CLO I Corporation Floating Rate
  Notes, Series 1A, Class A-1, 1.8888%,
  Due 4/15/11 (b)                                     4,715,069       4,701,071
Paine Webber Mortgage Acceptance
  Corporation Variable Rate Collateralized
  Mortgage Obligations, Series 1991-2,
  Class A, 5.8728%, Due 5/25/31                         877,206         875,562
Residential Asset Mortgage Products, Inc.
  Asset-Backed Pass-Thru Certificates, Series
  2002-RS6, Class A-I-1, 1.49%,
  Due 12/25/19                                        3,409,683       3,424,378
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed Pass-Thru
  Certificates, Series 2002-RS7, Class AIO,
  2.00%, Due 5/25/05                                 44,064,865         812,556
Residential Asset Mortgage Products, Inc.
  Mortgage Pass-Thru Certificates, Series
  2002-RZ3, Class A-1, 1.49%, Due 12/25/20              673,654         674,154
Residential Asset Mortgage Products, Inc.
  Mortgage Asset-Backed Pass-Thru
  Certificates:
  Series 2002-RS3, Class A-I-1, 1.45%,
  Due 1/25/22                                         2,065,639       2,066,843
  Series 2002-RZ2, Class A-1, 1.46%,
  Due 11/25/21                                          503,925         503,925
  Series 2003-RS2, Class A-1, 1.41%,
  Due 3/25/22                                         2,999,343       2,996,344
Residential Funding Mortgage Securities II,
  Inc. Home Loan-Backed Notes, Series
  2002-HI5, Class A-1, 1.47%, Due 2/25/10             8,879,233       8,869,522
Resolution Trust Corporation Mortgage
  Pass-Thru Certificates, Series 1995-2,
  Class A-7, 4.9402%, Due 5/25/29                     1,711,798       1,710,026
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate Pass-
  Thru Certificates, Series 2001-C1,
  Class X-2, .9962%, Due 12/18/35                    57,000,000       2,921,250
Saxon Asset Securities Trust Interest Only
  Variable Rate Mortgage Loan Asset-Backed
  Certificates, Series 2002-3, Class AF1, 1.48%,
  Due 6/25/17                                         2,677,655       2,679,187
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-2, Class A, 1.58%,
  Due 2/25/28                                           872,311         873,097
Student Loan Marketing Student Loan Trust
  Floating Rate Loan-Backed Notes:
  Series 2000-1, Class A-1L, 1.41%,
  Due 10/27/08                                          431,360         431,876
  Series 2001-1, Class A-1L, 1.37%,
  Due 1/25/09                                         1,223,947       1,224,718
USAA Auto Loan Guarantor Trust Pass-Thru
  Certificates, Series 1999-1, Class A, 6.10%,
  Due 2/15/06                                             5,060           5,074
Volkswagen Credit Auto Master Owner Trust
  Floating Rate Loan-Backed Notes, Series
  2000-1, Class A, 1.4844%, Due 8/20/07               6,565,000       6,586,494
Washington Mutual Mortgage Pass-Thru
  Certificates, Series 2002-AR7,
  Class A-6, 5.53%, Due 7/25/32                       2,157,449       2,206,450
Washington Mutual Variable Rate Mortgage
  Pass-Thru Certificates, Series 2002-AR4,
  Class A-7, 5.5584%, Due 4/26/32                     4,780,728       4,888,662
Wells Fargo Mortgage Backed Securities
  Trust Variable Rate Mortgage Pass-Thru
  Certificates, Series 2002-C1, Class A-1,
  5.1391%, Due 9/25/32                                2,246,712       2,276,061
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $124,561,185)                       126,092,412
-------------------------------------------------------------------------------
United States Government &
  Agency Issues 47.2%
FHLMC Adjustable Rate Participation
  Certificates:
  Pool #789483, 5.701%, Due 6/01/32                   1,530,866       1,587,761
  Pool #865469, 6.824%, Due 8/01/25                     247,298         259,578
FHLMC Guaranteed Interest Only Mortgage
  Participation Certificates, 3.50%,
  Due 12/25/04                                       36,000,000       1,342,800
FHLMC Notes:
  3.50%, Due 9/15/07                                  6,275,000       6,457,358
  4.125%, Due 12/06/04                                1,000,000       1,002,897
  4.70%, Due 11/01/05                                 2,000,000       2,000,000
  5.125%, Due 7/15/12                                 8,800,000       9,466,767
  5.50%, Due 7/15/06                                  2,750,000       3,026,892
FHLMC Participation Certificates:
  6.25%, Due 9/15/22                                    116,062         115,988
  7.50%, Due 12/01/11                                 2,888,446       3,118,718
  10.50%, Due 8/01/19                                   296,502         343,007
FNMA Adjustable Rate Guaranteed
  Mortgage Pass-Thru Certificates:
  Pool #646644, 6.166%, Due 6/01/32                   3,630,111       3,796,589
  Pool #92117, 4.325%, Due 6/01/18                       42,869          45,343
FNMA Adjustable Rate TBA's (e):
  5.00%, Due 2/25/18                                 10,470,000      10,789,008
  5.50%, Due 2/25/18 thru 2/25/33                    24,000,000      24,785,000
  6.00%, Due 2/25/18 thru 3/25/33                    19,415,000      20,272,876
  6.50%, Due 3/25/33                                 17,060,000      17,814,373
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  6.226%, Due 12/01/08                                4,293,901       4,777,673
  8.00%, Due 4/01/17 thru 9/01/23                     1,458,155       1,597,401
  8.33%, Due 7/15/20                                  1,058,427       1,176,783
  8.50%, Due 11/01/26                                 3,235,526       3,582,297
  9.00%, Due 12/01/16                                   799,612         911,961
  9.50%, Due 6/01/05                                     47,991          49,882
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  4.50%, Due 8/25/42                                    604,491         613,181
  8.00%, Due 4/25/22                                  1,647,500       1,790,320
  9.50%, Due 6/25/19 thru 12/25/41                    4,759,873       5,515,521

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                      STRONG ADVISOR BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
FNMA Notes:
  3.50%, Due 1/28/08                             $    4,170,000  $    4,245,781
  5.25%, Due 4/15/07                                  5,195,000       5,708,500
  5.50%, Due 2/15/06                                  1,205,000       1,316,958
  5.625%, Due 5/14/04                                 7,000,000       7,323,379
  5.75%, Due 2/15/08                                  1,195,000       1,342,586
  7.25%, Due 1/15/10                                  2,270,000       2,756,048
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate
  Certificates,
  Series 2002-33, Class A4, 5.8293%,
  Due 11/25/30                                        3,162,331       3,284,871
GNMA Adjustable Rate TBA, 6.00%,
  Due 2/25/33 (e)                                     3,355,000       3,509,120
GNMA Guaranteed Pass-Thru Certificates,
  9.50%, Due 12/15/19                                 2,320,230       2,619,752
United States Treasury Bonds:
  5.375%, Due 2/15/31                                 2,595,000       2,832,404
  6.00%, Due 2/15/26                                  8,135,000       9,399,740
  7.625%, Due 11/15/22                                1,700,000       2,315,187
  8.00%, Due 11/15/21                                    10,000          14,031
  8.875%, Due 2/15/19                                 2,380,000       3,537,275
United States Treasury Inflation Index
  Notes:
  3.375%, Due 1/15/07                                 2,310,760       2,517,647
  3.875%, Due 4/15/29                                   918,646       1,113,715
United States Treasury Notes:
  1.625%, Due 1/31/05                                 1,140,000       1,144,676
  3.00%, Due 2/15/08                                  3,435,000       3,471,500
  3.875%, Due 2/15/13                                 1,320,000       1,322,166
  4.00%, Due 11/15/12                                 1,330,000       1,347,404
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $183,800,315)                                 187,362,714
-------------------------------------------------------------------------------
Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
  Cost $20,000) (b) (f) (g)                                 500               5
-------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                            5
-------------------------------------------------------------------------------
Warrants 0.0%
AT&T Canada, Expire 8/15/07 (Acquired
  11/07/97; Cost $4) (b) (g)                                350               4
Jostens, Inc., Expire 5/01/10 (Acquired
  5/05/00; Cost $13,600) (b) (g)                            680          30,770
-------------------------------------------------------------------------------
Total Warrants (Cost $13,604)                                            30,774
-------------------------------------------------------------------------------
Short-Term Investments (a) 14.0%
Corporate Notes 0.5%
DTE Energy Company Variable Rate Bonds,
  6.17%, Due 6/15/38 (Remarketing Date
  6/15/03) (b)                                   $      845,000         847,994
EOP Operating LP Notes, 7.375%,
  Due 11/15/03                                        1,000,000       1,027,713
                                                                 --------------
                                                                      1,875,707
Non-Agency Mortgage & Asset-Backed
  Securities 0.6%
The Equitable Life Assurance Society of the
  United States Floating Rate Notes, Series
  174, Class A2, 1.67%, Due 5/15/03                   2,500,000       2,501,583

Repurchase Agreements 5.9%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase proceeds
  $22,000,819); Collateralized by: United
  States Government & Agency Issues (d)              22,000,000      22,000,000

State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase proceeds
  $1,445,640); Collateralized by:
  United States Government & Agency Issues (d)   $    1,445,600  $    1,445,600
                                                                 --------------
                                                                     23,445,600
Collateral Received for Securities
  Lending 6.9%
Deutsche Daily Assets Fund -
  Institutional Class                                27,569,154      27,569,154

United States Government
  Issues 0.1%
United States Treasury Bills, Due 6/05/03
  thru 7/17/03 (c)                               $      380,000         379,437
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $55,755,627)                      55,771,481
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $485,711,675) 125.6%                                        498,526,256
Other Assets and Liabilities, Net (25.6%)                          (101,570,095)
-------------------------------------------------------------------------------
Net Assets 100%                                                  $  396,956,161
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                    Expiration    Face Amount     Appreciation/
                                       Date         at Value     (Depreciation)
-------------------------------------------------------------------------------
Purchased:
  20 Ninety-Day Eurodollars            12/03     $    4,936,250  $       12,160
  120 Euro-Bobl Five-Year 6%            6/03         14,968,238         (55,751)

Sold:
  41 Five-Year U.S. Treasury Notes      6/03          4,663,750         (34,778)
  55 Ten-Year U.S.  Treasury Notes      6/03          6,331,875          48,108

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                   Contracts        Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --  $           --
Options written during the period                            98          83,796
Options closed                                              (60)        (52,714)
Options expired                                              --              --
Options exercised                                            --              --
                                                 --------------  --------------
Options outstanding at end of period                         38  $       31,082
                                                 ==============  ==============

WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                     Contracts
                                                   (1000 shares     Value
                                                   per contract)   (Note 2)
-------------------------------------------------------------------------------
Five-Year U.S. Treasury Notes
  (Strike price is $113. Expiration date is
  6/20/03. Premium received is $8,070.)                      13  $       (3,047)

Eurodollar One-Year Mid-Curve
  (Strike price is $97.50. Expiration date is
  9/19/03. Premium received is $23,012.)                     25         (11,562)
                                                 --------------  --------------
                                                             38  $      (14,609)
                                                 ==============  ==============

-------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------
                                                                   Unrealized
                                    Settlement                    Appreciation/
                                       Date       Value in USD   (Depreciation)
-------------------------------------------------------------------------------
Purchased:
1,883,672 EUR                         5/23/03    $    2,104,531  $      58,863

-------------------------------------------------------------------------------
                     STRONG ADVISOR SHORT DURATION BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 19.3%
AOL Time Warner, Inc. Notes, 5.625%,
  Due 5/01/05                                    $      450,000  $      474,237
Albecca, Inc. Senior Subordinated Notes,
  10.75%, Due 8/15/08                                   350,000         378,000
Avis Group Holdings, Inc. Senior
  Subordinated Notes, 11.00%, Due 5/01/09                65,000          72,800
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                                  1,000,000       1,086,842
Bank One Texas North America Subordinated
  Notes, Tranche #SB1, 6.25%, Due 2/15/08               800,000         902,279
Bausch & Lomb, Inc. Notes, 6.75%,
  Due 12/15/04                                          180,000         187,286
Clear Channel Communications, Inc. Senior
  Notes, 7.875%, Due 6/15/05                            455,000         502,776
Conagra Foods, Inc. Senior Notes, 9.875%,
  Due 11/15/05                                          165,000         193,911
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #31, 3.40%, Due 12/15/04                      240,000         243,478
Deutsche Telekom International Finance BV
  Notes, 7.75%, Due 6/15/05                             360,000         400,158
Devon Energy Corporation Senior Notes,
  8.05%, Due 6/15/04                                    300,000         316,842
Walt Disney Company Notes, 7.30%,
  Due 2/08/05                                           370,000         400,182
FPL Group Capital, Inc. Guaranteed
  Debentures, 3.25%, Due 4/11/06                         50,000          50,608
Ford Motor Credit Company Notes:
  6.875%, Due 2/01/06                                   560,000         579,681
  7.60%, Due 8/01/05                                    100,000         104,884
France Telecom Variable Rate Yankee Notes,
  8.70%, Due 3/01/06                                    150,000         170,481
General Electric Capital Corporation
  Medium-Term Notes, Series A, 5.375%,
  Due 3/15/07                                         1,005,000       1,094,249
General Mills Corporation Notes, 8.75%,
  Due 9/15/04                                           135,000         146,566
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                           1,000,000       1,055,137
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 7.875%, Due 12/15/05              250,000         270,000
International Game Technology Senior Notes,
  7.875%, Due 5/15/04                                   495,000         519,644
Kroger Company Senior Notes, 7.375%,
  Due 3/01/05                                           150,000         162,205
Lenfest Communications, Inc. Senior
  Subordinated Notes, 8.25%, Due 2/15/08                280,000         295,931
Lennar Corporation Senior Notes, Series B,
  9.95%, Due 5/01/10                                    180,000         210,570
Nabisco, Inc. Notes, 6.85%, Due 6/15/05                 150,000         161,632
News America, Inc. Bonds, 6.703%,
  Due 5/21/04                                           930,000         969,739
NiSource Finance Corporation Notes,
  7.625%, Due 11/15/05                                  225,000         252,952
JC Penney Company, Inc. Debentures,
  7.375%, Due 6/15/04                                    90,000          93,600
Protective Life United States Funding Trust
  Agreement-Backed Notes,
  5.875%, Due 8/15/06 (b)                               500,000         544,989
Pulte Homes, Inc. Senior Notes, 8.375%,
  Due 8/15/04                                           135,000         142,481
Raytheon Company Notes, 6.30%,
  Due 3/15/05                                           350,000         375,036
Royal Bank of Scotland Group PLC Yankee
  Notes, 8.817%, Due 3/31/05                            300,000         335,162
Safeway, Inc. Notes, 7.25%, Due 9/15/04                 500,000         533,344
Simon Property Group, Inc. Notes, 7.75%,
  Due 8/15/04 (b)                                       250,000         265,766
Sovereign Bancorp Senior Notes, 10.50%,
  Due 11/15/06                                          150,000         182,250
Tele-Communications, Inc. Senior Notes,
  7.25%, Due 8/01/05                                    500,000         539,418
Time Warner, Inc. Notes, 7.975%,
  Due 8/15/04                                           140,000         149,148
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                    225,000         243,684
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                    150,000         162,000
Tyson Foods, Inc. Notes:
  6.75%, Due 6/01/05                                    150,000         156,394
  7.25%, Due 10/01/06                                   500,000         543,629
USA Waste Services, Inc. Senior Notes,
  7.00%, Due 10/01/04                                   100,000         106,313
Ultramar Diamond Shamrock Corporation
  Notes, 8.00%, Due 3/15/05                             150,000         163,077
Washington Mutual Inc. Senior Notes,
  5.625%, Due 1/15/07                                   705,000         770,267
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                                   845,000         918,852
Weyerhauser Company Notes, 5.50%,
  Due 3/15/05                                           200,000         210,212
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $16,962,953)                             17,638,692
-------------------------------------------------------------------------------
Convertible Bonds 0.2%
Omnicare, Inc. Subordinated Debentures,
  5.00%, Due 12/01/07                                   150,000         152,063
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $148,500)                                 152,063
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 41.8%
ABN AMRO Mortgage Corporation
  Adjustable Rate Pass-Thru Certificates,
  Series 2002-1A, Class IIA-3, 5.35%,
  Due 6/25/32                                           804,316         821,049
Asset Backed Funding Corporation Interest
  Only Asset-Backed Certificates, Series
  2002 - OPT1, Class A, 6.00%, Due 3/25/05           10,000,000         655,078
Asset Securitization Corporation
  Commercial Mortgage Pass-Thru
  Certificates, Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                                 1,300,000       1,331,676
Bank of America Funding Corporation
  Mortgage Pass-Thru Certificates, Series
  2002-1, Class A-3, 7.00%, Due 4/20/32                 513,299         517,169

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

               STRONG ADVISOR SHORT DURATION BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-G, Class A-2, 5.5853%,
  Due 11/25/31                                   $      570,511  $      580,140
  Series 2002-E, Class A-1, 7.1076%,
  Due 6/20/31                                           436,527         448,378
  Series 2002-G, Class 2-A-1, 7.0794%,
  Due 7/20/32                                           917,733         952,992
  Series 2002-K, Class 3A-1, 7.1293%,
  Due 10/20/32                                          555,152         572,306
Bayview Financial Acquisition Trust Asset-
  Backed Interest Only Variable Rate
  Certificates, Series 2001-D, Class A, 10.00%,
  Due 5/25/04 (b)                                    10,000,000         535,938
California Federal Bank Adjustable Rate
  Mortgage Pass-Thru Certificates,
  Series 1990-BN1, Class AX, 16.6278%,
  Due 11/25/20                                          924,163         922,863
Chase Mortgage Finance Corporation Pass-
  Thru Certificates, Series 2002-S7,
  Class 1A2, 6.50%, Due 2/25/27                       1,117,571       1,144,059
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (b)                                       319,490         319,112
  Series 2002-5, Class IA-4, 6.25%,
  Due 4/25/32                                           809,179         812,717
  Series 2002-8, Class IIIA-2, 6.25%,
  Due 7/25/32                                           964,105         984,216
Countrywide Home Loans, Inc. Adjustable
  Rate Mortgage Pass-Thru Certificates,
  Series 2001-HYB1, Class 2A1, 6.1515%,
  Due 6/19/31                                           664,848         678,457
Credit Suisse First Boston Mortgage
  Securities Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1997-CU, Class A-2, 6.52%, Due 1/17/35              1,000,000       1,070,017
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage-Backed Certificates,
  Series 1998-WFC2, Class M-1, 3.22%,
  Due 12/28/37                                          663,443         664,273
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage Pass-Thru Certificates,
  Series 2002-AR17, Class 2-A-1, 5.4369%,
  Due 12/19/39                                          864,199         877,940
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1990-2, Class A, 4.2011%,
  Due 1/25/22 (Acquired 11/19/96;
  Cost $318,963) (b) (g)                                311,944         311,749
  Series 1991-3, Class A1, 3.9811%,
  Due 2/20/21 (Acquired 10/22/96;
  Cost $309,167) (b) (g)                                304,504         303,860
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 1.85%, Due 11/10/30 (b)         1,500,000       1,495,078
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 2.9294%, Due 6/18/12 (b)                     416,733         415,496
GE Capital Mortgage Services, Inc. Real
  Estate Mortgage Investment Conduit Pass-
  Thru Certificates, Series 1994-13, Class M,
  6.50%, Due 4/25/24                                    633,778         642,914
GS Mortgage Securities Corporation
  Variable Rate Mortgage Participation
  Securities, Series 1998-1, Class A, 8.00%,
  Due 9/20/27 (b)                                       775,292         865,363
GSR Mortgage Loan Trust Adjustable Rate
  Mortgage Pass-Thru Certificates:
  Series 2002-2, Class A1-D, 6.016%,
  Due 5/25/32                                         1,500,000       1,533,750
  Series 2002-4, Class A1-B, 4.826%,
  Due 4/25/32                                           732,815         745,614
Housing Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates:
  Series 1992-8, Class 8-A, 4.4113%,
  Due 6/25/24                                           813,888         817,256
  Series 1992-8, Class 8-C, 4.0295%,
  Due 6/25/24                                           158,348         158,950
IMPAC CMB Trust Interest Only
  Collateralized Asset-Backed Bonds, Series
  2003-4, Class 3-A, 6.00%, Due 9/25/05               5,000,000         549,500
Master Adjustable Rate Mortgages Trust
  Mortgage Pass-Thru Certificates, Series
  2002-3, Class 4-A-1, 6.1641%, Due 10/25/32          1,010,176       1,036,498
Mellon Residential Funding Corporation
  Mortgage Pass-Thru Certificates, Series
  2001-HEIL 1, Class A-3, 5.945%,
  Due 2/25/11                                           927,726         938,281
Merrill Lynch Credit Corporation Mortgage
  Investors, Inc. Senior Subordinated
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-A, Class A-4,
  3.8083%, Due 7/15/19                                  289,510         288,877
New Century Home Equity Loan Trust Asset-
  Backed Pass-Thru Certificates, Series
  1997-NC6, Class A6, 7.01%, Due 5/25/26              1,056,467       1,090,460
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates,
  Series 1996-7, Class A-10, 6.75%,
  Due 6/25/11                                         1,048,746       1,057,613
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage Pass-
  Thru Certificates, Series 1994-23, Class A1,
  4.7899%, Due 6/25/24                                  976,301         975,418
Residential Asset Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1998-KS3, Class AI7, 5.98%, Due 10/25/29            1,098,286       1,169,348
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates, Series
  1998-S25, Class A-2, 6.25%, Due 10/25/13              546,791         559,005
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 1990-2, Class A,
  4.2999%, Due 11/25/20                                 776,021         775,575
Sequoia Mortgage Trust Mortgage
  Adjustable Rate Pass-Thru Certificates,
  Series 8, Class 3A, 3.3153%, Due 8/20/32            1,351,306       1,378,755
Structured Asset Investment Loan Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-BC1, Class A,
  6.00%, Due 2/25/05                                 12,000,000         896,250

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-RF2, Class A,
  8.5166%, Due 7/15/27 (b)                       $      696,109  $      765,720
Summit Mortgage Trust Variable Rate
  Pass-Thru Certificates, Series 2002-1,
  Class A1, 6.3237%, Due 6/28/16 (b)                  1,074,083       1,084,153
Wachovia Bank Commercial Mortgage Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2002-C2, Class 3,
  1.5857%, Due 11/15/34 (b)                          10,000,000         610,938
Washington Mutual Mortgage Pass-Thru
  Certificates, Series 2002-AR7, Class A-6,
  5.53%, Due 7/25/32                                    862,979         882,580
Washington Mutual Variable Rate Mortgage
  Pass-Thru Certificates, Series 2002-AR4,
  Class A-7, 5.5584%, Due 4/26/32                     1,434,218       1,466,599
Wells Fargo Mortgage Backed Securities Trust
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2002-D, Class I-A-5, 5.25%,
  Due 8/25/32                                           405,873         407,996
  Series 2002-22, Class 2-A-9, 5.75%,
  Due 1/25/33                                         1,024,735       1,039,197
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $37,890,762)                         38,151,173
-------------------------------------------------------------------------------
United States Government &
  Agency Issues 31.2%
FHLMC Adjustable Rate Participation
  Certificates:
  Pool #1B0145, 6.286%, Due 10/01/31                    940,202         969,730
  Pool #786823, 6.067%, Due 7/01/29                     790,824         821,602
  Pool #788792, 6.16%, Due 1/01/29                    1,037,698       1,084,092
  Pool #789272, 5.747%, Due 4/01/32                     888,550         921,789
  Pool #789483, 5.701%, Due 6/01/32                     797,179         826,806
  Pool #865456, 6.156%, Due 7/01/10                      58,614          60,457
  Pool #865469, 6.824%, Due 8/01/25                     966,885       1,014,898
  Pool #G11391, 7.50%, Due 6/01/12                    1,000,000       1,077,188
FHLMC Guaranteed Mortgage Participation
  Certificates, 9.50%, Due 6/15/06                      163,501         163,952
FHLMC Participation Certificates:
  7.50%, Due 12/01/11                                   973,693       1,053,870
  7.50%, Due 10/01/12                                 1,400,797       1,503,912
  9.00%, Due 12/01/16                                 1,401,251       1,594,803
  9.00%, Due 8/01/18                                    260,103         293,422
  9.00%, Due 10/01/19                                   961,311       1,074,463
  10.00%, Due 6/01/05                                    45,074          47,425
FNMA Adjustable Rate Guaranteed Mortgage
  Pass-Thru Certificates:
  Pool #365418, 5.735%, Due 1/01/23                     116,443         121,704
  Pool #535573, 8.00%, Due 11/01/13                     742,935         810,148
  Pool #646644, 6.166%, Due 6/01/32                     605,019         632,765
  Pool #675491, 5.11%, Due 4/01/33                    1,500,000       1,568,542
FNMA Adjustable Rate Guaranteed Real
  Estate Investment Conduit Trust Pass-Thru
  Certificates, Series 2003-W3, Class 1A4,
  5.4448%, Due 8/25/42                                  486,259         510,041
FNMA Grantor Trust Pass-Thru Certificates,
  9.50%, Due 5/25/42                                  1,246,553       1,449,118
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  7.50%, Due 12/15/09                                 1,233,049       1,335,739
  8.00%, Due 6/01/12                                    893,722         979,603
  8.33%, Due 7/15/20                                    779,420         866,577
  10.50%, Due 8/01/20                                    65,195          75,397
  11.00%, Due 4/01/12                                    93,763         105,694
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  9.00%, Due 6/25/20                                    959,237       1,084,843
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  9.50%, Due 11/25/31                                 1,419,288       1,649,922
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-
  Thru Trust, Series 2002-T6, Class A4,
  5.7883%, Due 3/25/41                                  692,413         723,571
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate Certificates:
  Series 2002-33, Class A4, 5.8293%,
  Due 11/25/30                                        1,164,241       1,209,356
  Series 2002-W4, Class A6, 5.953%,
  Due 5/25/42                                         1,066,405       1,106,395
GNMA Platinum Pools, 9.50%,
  Due 12/15/20                                          946,310       1,086,726
United States Treasury Notes, 3.00%,
  Due 2/15/08                                           625,000         631,641
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $27,894,778)                                   28,456,191
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.5%
Corporate Bonds 3.6%
Allied Waste North America, Inc. Senior
  Notes, 7.375%, Due 1/01/04                            370,000         381,100
Altria Group, Inc. Notes, 6.80%,
  Due 12/01/03                                           60,000          60,311
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                        125,000         125,630
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13 (Remarketing
  Date 8/01/03)                                          50,000          50,021
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                   185,000         189,625
Cox Communications, Inc. Notes, 6.15%,
  Due 8/01/03                                           200,000         200,312
EOP Operating LP Notes, 6.50%,
  Due 1/15/04                                            75,000          77,238
Fort James Corporation Notes, 6.70%,
  Due 11/15/03                                          150,000         152,250
HCA, Inc. Notes, 7.15%, Due 3/30/04                     500,000         516,078
ITT Corporation Notes, 6.75%,
  Due 11/15/03                                          235,000         238,564
Mandalay Resort Group Senior Subordinated
  Notes, 6.75%, Due 7/15/03                             300,000         303,000
Park Place Entertainment Corporation
  Senior Notes, 7.95%, Due 8/01/03                      355,000         361,212
Raytheon Company Notes, 5.70%,
  Due 11/01/03                                          350,000         354,420
Simon Property Group LP Notes, 6.75%,
  Due 2/09/04                                            85,000          88,256
Sprint Capital Corporation Senior Notes,
  5.70%, Due 11/15/03                                   220,000         224,400
Turner Broadcasting System, Inc. Senior
  Notes, 7.40%, Due 2/01/04                              30,000          30,805
                                                                 --------------
                                                                      3,353,222

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

               STRONG ADVISOR SHORT DURATION BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Non-Agency Mortgage & Asset Backed
  Securities 0.7%
Option One Mortgage Loan Trust Interest
  Only Asset-Backed Certificates, Series
  2001-4, Class S, 2.50%, Due 4/25/04            $   45,000,000  $      625,784

Municipal Bonds 0.2%
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue,
  2.95%, Due 1/01/04                                    175,000         175,597

Repurchase Agreements 2.8%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase proceeds
  $2,100,078); Collateralized by: United
  States Government & Agency Issues (d)               2,100,000       2,100,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase proceeds
  $428,212); Collateralized by United States
  Government & Agency Issues (d)                        428,200         428,200
                                                                 --------------
                                                                      2,528,200

Collateral Received for Securities Lending 0.1%
Deutsche Daily Assets Fund - Institutional
  Class                                                 134,960         134,960

United States Government & Agency Issues 0.1%
FHLMC Participation Certificates, 7.00%,
  Due 5/01/03                                    $        6,031           6,049
United States Treasury Bills, Due 6/26/03 (c)            50,000          49,916
                                                                 --------------
                                                                         55,965
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,844,654)                        6,873,728
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $89,741,647) 100.0%                                          91,271,847
Other Assets and Liabilities, Net (0.0%)                                (36,090)
-------------------------------------------------------------------------------
Net Assets 100%                                                  $   91,235,757
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                    Expiration    Face Amount     Appreciation/
                                       Date         at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
19 Five-Year U.S. Treasury Notes       6/03      $    2,161,250  $      (16,117)
-------------------------------------------------------------------------------

                      STRONG ADVISOR STRATEGIC INCOME FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 86.6%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03) (Defaulted Effective
  3/05/03)                                       $      700,000  $      178,500
ANR Pipeline Company Senior Notes, 8.875%,
  Due 3/15/10 (b)                                        60,000          66,600
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount Notes,
  13.50%, Due 3/01/10 (Defaulted Effective
  9/21/01) (g)                                          600,000           6,000
Allied Waste North America, Inc. Senior Notes,
  7.875%, Due 4/15/13                                   200,000         209,000
Altria Group, Inc. Notes, 7.65%, Due 7/01/08            250,000         265,180
American Seafood Group LLC Senior
  Subordinated Notes, 10.125%, Due 4/15/10              200,000         216,000
American Tower Escrow Corporation Senior
  Subordinated Notes, Zero %,
  Due 8/01/08 (b)                                       425,000         267,750
Anchor Glass Container Corporation Senior
  Secured Notes, 11.00%, Due 2/15/13 (b)                440,000         468,600
Buffets, Inc. Senior Subordinated Notes,
  11.25%, Due 7/15/10                                   350,000         344,750
Burns Philp Capital Property, Ltd. Senior
  Subordinated Yankee Notes, 9.75%,
  Due 7/15/12 (b)                                       200,000         201,000
Burns Philp Capital Property, Ltd./Burns Philp
  Capital U.S., Inc. Senior Subordinated Yankee
  Notes, 10.75%, Due 2/15/11 (b)                        100,000         108,000
CP Ships, Ltd. Senior Yankee Notes, 10.375%,
  Due 7/15/12                                           100,000         108,750
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes, 8.50%,
  Due 5/01/08                                           235,000         174,488
William Carter Company Senior Subordinated
  Notes, Series B, 10.875%, Due 8/15/11                 240,000         268,200
Centerpoint Energy Resources Corporation
  Senior Notes, 7.875%, Due 4/01/13 (b)                 100,000         115,250
Central Garden & Pet Company Senior
  Subordinated Notes, 9.125%, Due 2/01/13 (b)            55,000          59,125
Charter Communications Holdings LLC/
  Charter Communications Holdings Capital
  Corporation Senior Discount Notes, Zero %,
  Due 4/01/11 (Rate Reset Effective 4/01/04)
  (Defaulted Effective 9/21/01)                         420,000         243,600
Chesapeake Energy Corporation Senior Notes,
  7.50%, Due 9/15/13 (b)                                130,000         138,775
Collins & Aikman Floorcoverings, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/15/10                200,000         202,750
Corrections Corporation of America Senior
  Notes, 9.875%, Due 5/01/09                            200,000         219,000
Crown European Holdings SA Second Priority
  Senior Secured Yankee Notes, 9.50%,
  Due 3/01/11 (b)                                       125,000         133,750
Crown European Holdings SA Third Priority
  Senior Secured Yankee Notes, 10.875%,
  Due 3/01/13 (b)                                        65,000          70,363
Dan River, Inc. Notes, 12.75%, Due 4/15/09 (b)          200,000         196,000
Denny's Corporation Senior Notes, 11.25%,
  Due 1/15/08                                           250,000         198,750
Dex Media East LLC Senior Subordinated
  Notes, 12.125%, Due 11/15/12 (b)                      175,000         209,125
DirecTV Holdings LLC/DirecTV Financing, Inc.
  Senior Notes, 8.375%, Due 3/15/13 (b)                 395,000         444,375
Doane Pet Care Company Senior Notes,
  10.75%, Due 3/01/10 (b)                               200,000         217,500
Doane Pet Care Company Senior Subordinated
  Notes, 9.75%, Due 5/15/07                             250,000         238,750
Dole Foods Company Senior Notes:
  8.625%, Due 5/01/09                                   135,000         146,812
  8.875%, Due 3/15/11 (b)                                45,000          49,162
EOTT Energy Partners LP/EOTT Energy
  Finance Corporation Senior Notes, 11.00%,
  Due 10/01/09 (Defaulted Effective 10/08/02)           350,000         257,250
Emmis Communications Corporation Senior
  Discount Notes, Zero %, Due 3/15/11 (Rate
  Reset Effective 3/15/06)                              193,000         170,805

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Equistar Chemical LP/Equistar Chemical
  Funding Corporation Senior Notes, 10.125%,
  Due 9/01/08                                    $      150,000  $      158,250
Finlay Enterprises, Inc. Senior Debentures,
  9.00%, Due 5/01/08                                    195,000         194,025
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09 (Acquired 11/09/01-
  12/21/01; Cost $90,500) (Defaulted Effective
  8/21/02) (b) (g)                                      150,000           2,250
Georgia-Pacific Corporation Senior Notes,
  8.875%, Due 2/01/10 (b)                               155,000         167,787
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount Notes,
  10.75%, Due 1/15/09                                   400,000         412,000
Hollywood Casino Shreveport/Shreveport
  Capital Corporation First Mortgage Notes:
  13.00%, Due 8/01/06                                    15,000          11,850
  13.00%, Due 8/01/06 (b)                               320,000         243,200
D.R. Horton, Inc. Senior Notes, 6.875%,
  Due 5/01/13                                           105,000         107,887
Huntsman International LLC Senior Notes:
  9.875%, Due 3/01/09 (b)                               100,000         109,000
  9.875%, Due 3/01/09                                   300,000         327,000
JohnsonDiversey, Inc. Senior Subordinated
  Notes, Series B, 9.625%, Due 5/15/12                  250,000         276,875
Earle M Jorgensen Company Notes, 9.75%,
  Due 6/01/12                                           200,000         211,000
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                   300,000         360,000
Lone Star Technologies, Inc. Senior
  Subordinated Notes, Series B, 9.00%,
  Due 6/01/11                                           230,000         239,200
Lyondell Chemical Company Notes, 9.50%,
  Due 12/15/08                                           70,000          71,750
MTR Gaming Group, Inc. Senior Notes, 9.75%,
  Due 4/01/10 (b)                                       200,000         209,000
Mirant Americas Generation LLC Senior Notes,
  8.30%, Due 5/01/11                                    280,000         200,200
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10 (Acquired
  12/08/00; Cost $81,000) (Defaulted Effective
  11/21/01) (b) (g)                                     100,000           1,000
National Wine & Spirits, Inc. Senior Notes,
  10.125%, Due 1/15/09                                  200,000         183,000
Nextel Communications, Inc. Senior Notes
  9.375%, Due 11/15/09                                  400,000         434,000
Northwest Pipeline Corporation Senior Notes,
  8.125%, Due 3/01/10 (b)                                60,000          65,700
On Semiconductor Corporation/Semiconductor
  Components Industries LLC Senior Secured
  Notes, 13.00%, Due 5/15/08                            200,000         191,000
Oregon Steel Mills, Inc. First Mortgage Notes,
  10.00%, Due 7/15/09                                   141,000         134,655
Owens-Brockway Glass Notes:
  7.75%, Due 5/15/11 (b)                                140,000         145,250
  8.25%, Due 5/15/13 (b)                                215,000         223,063
PCA LLC/PCA Finance Corporation Senior
  Notes, 11.875%, Due 8/01/09                           300,000         318,000
Paxson Communications Corporation Senior
  Subordinated Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/06)            540,000         456,300
Peabody Energy Corporation Senior Notes,
  6.875%, Due 3/15/13 (b)                               195,000         203,775
Pegasus Satellite Communications, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 3/01/07 (Rate Reset Effective 3/01/04)            315,000         269,719
Pinnacle Entertainment, Inc. Senior
  Subordinated Notes, Series B, 9.50%,
  Due 8/01/07                                           300,000         295,500
Premier International Foods PLC Senior Yankee
  Notes, 12.00%, Due 9/01/09                            155,000         171,275
PRIMEDIA, Inc. Senior Notes, 8.875%,
  Due 5/15/11                                           290,000         311,750
Qwest Communications International, Inc.
  Senior Notes, Series B, 7.50%, Due 11/01/08           290,000         263,900
Qwest Corporation Notes, 8.875%,
  Due 3/15/12 (b)                                       225,000         247,500
RailAmerica Transportation Corporation
  Senior Subordinated Notes, 12.875%,
  Due 8/15/10                                           300,000         330,750
Rexnord Corporation Senior Subordinated
  Notes, 10.125%, Due 12/15/12 (b)                       70,000          75,600
Rite Aid Corporation Notes, 8.125%,
  Due 5/01/10 (b)                                        85,000          87,550
Samsonite Corporation Senior Subordinated
  Notes, 10.75%, Due 6/15/08                            200,000         190,000
Southern Natural Gas Company Senior Notes,
  8.875%, Due 3/15/10 (b)                                95,000         105,450
Sprint Capital Corporation Notes, 6.125%,
  Due 11/15/08                                          100,000         102,500
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                            300,000         335,250
TRW Automotive, Inc. Senior Notes, 9.375%,
  Due 2/15/13 (b)                                       130,000         142,675
Telewest Communications PLC Senior Yankee
  Discount Debentures, 11.00%, Due 10/01/07
  (Defaulted Effective 10/07/02)                        465,000         109,275
Telus Corporation Yankee Notes, 8.00%,
  Due 6/01/11                                           150,000         167,531
Town Sports International, Inc. Senior Notes,
  9.625%, Due 4/15/11 (b)                               340,000         358,700
Tri-State Outdoor Media Group, Inc. Senior
  Notes, 11.00%, Due 5/15/08
  (Acquired 1/17/01; Cost $72,000) (Defaulted
  Effective 11/14/01) (b) (g)                           100,000          65,625
Trump Casino Holdings LLC/Trump Casino
  Funding, Inc. First Priority Mortgage Notes,
  11.625%, Due 3/15/10 (b)                              135,000         129,937
Turning Stone Casino Resort Enterprise Senior
  Notes, 9.125%, Due 12/15/10 (b)                        70,000          74,025
Tyco International Group SA Senior Yankee
  Notes, 6.375%, Due 10/15/11                           350,000         346,500
UCAR Finance, Inc. Guaranteed Senior Notes,
  10.25%, Due 2/15/12                                   200,000         188,000
United Industries Corporation Senior
  Subordinated Notes, Series B, 9.875%,
  Due 4/01/09                                           210,000         223,650
Universal City Development Partners, Ltd./
  UCDP Finance, Inc. Senior Notes, 11.75%,
  Due 4/01/10 (b)                                       200,000         216,500
Venetian Casino Resort LLC/Las Vegas Sands,
  Inc. Mortgage Notes, 11.00%, Due 6/15/10              250,000         275,625
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09         245,000         258,475

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                STRONG ADVISOR STRATEGIC INCOME FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Vivendi Universal Senior Notes, 9.25%,
  Due 4/15/10 (b)                                $      185,000  $      208,588
Von Hoffman Corporation Senior Notes,
  10.25%, Due 3/15/09                                   200,000         207,500
WorldCom, Inc. Variable Rate Notes, 7.375%,
  Due 1/15/11 (Defaulted Effective
  6/27/02) (b)                                          295,000          84,075
Wynn Las Vegas LLC / Wynn Las Vegas
  Capital Corporation Mortgage Notes,
  12.00%, Due 11/01/10                                  100,000         108,750
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $17,295,553)                             17,803,152
-------------------------------------------------------------------------------
Convertible Bonds 2.8%
Amkor Technology, Inc. Notes, 5.00%,
  Due 3/15/07                                           250,000         210,000
Celestica, Inc. Yankee Bonds, Zero %,
  Due 8/01/20                                           285,000         143,747
Sanmina-SCI Corporation Subordinated
  Debentures, Zero %, Due 9/12/20                       450,000         213,750
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $498,989)                                 567,497
-------------------------------------------------------------------------------
Preferred Stocks 2.1%
Adelphia Communications Corporation
  13.00% Exchangeable, Series B (b) (f)                     350             262
CSC Holdings, Inc. 11.125% Series M                       1,800         188,550
Rural Cellular Corporation:
  11.375% Senior Exchangeable, Series B                     293         123,792
  12.25% Junior Exchangeable (b)                            746         121,226
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $470,346)                                  433,830
-------------------------------------------------------------------------------
Convertible Preferred Stocks 1.0%
Allied Waste Industries, Inc. 6.25%                       4,000         209,000
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Cost $200,000)                                                       209,000
-------------------------------------------------------------------------------
Common Stocks 3.3%
AMC Entertainment, Inc. (f)                              15,900         152,322
Ameristar Casinos, Inc. (f)                              10,800         146,448
Denny's Corporation (f)                                  40,000          24,000
Finlay Enterprises, Inc. (f)                              6,600          87,384
Pinnacle Entertainment, Inc. (f)                         22,200         118,548
Spanish Broadcasting System, Inc. Class A (f)            19,700         151,099
-------------------------------------------------------------------------------
Total Common Stocks (Cost $710,120)                                     679,801
-------------------------------------------------------------------------------
Warrants 0.3%
Aladdin Gaming Enterprises, Inc., Expire
  3/01/10 (Acquired 1/04/01-5/16/01;
  Cost $60) (b) (g)                                       6,000              60
American Tower Escrow Corporation, Expire
  8/01/08 (b)                                               425          32,088
Jostens, Inc., Expire 5/01/10 (Acquired
  12/08/00-4/21/03; Cost $20,800) (b) (g)                   500          22,625
-------------------------------------------------------------------------------
Total Warrants (Cost $49,339)                                            54,773
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.1%
Corporate Bonds 0.0%
Hyperion Telecommunications, Inc. Senior
  Discount Notes, Series B, 13.00%,
  Due 4/15/03 (Defaulted Effective 3/04/02) (g)  $      650,000           6,500

Repurchase Agreements 5.1%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase proceeds
  $900,034); Collateralized by: United States
  Government & Agency Issues (d)                        900,000         900,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase proceeds
  $142,904); Collateralized by: United States
  Government & Agency Issues (d)                        142,900         142,900
                                                                 --------------
                                                                      1,042,900
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,553,480)                        1,049,400
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $20,777,827) 101.2%                                          20,797,453
Other Assets and Liabilities, Net (1.2%)                               (238,210)
Net Assets 100.0%                                                $   20,559,243
===============================================================================

                       STRONG ADVISOR MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 88.0%
Alaska 0.7%
Northern Alaska Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  6.20%, Due 6/01/22                             $    2,000,000  $    1,875,000

Arizona 2.1%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project:
  5.00%, Due 11/15/04                                   100,000          95,375
  5.30%, Due 11/15/08                                    25,000          19,375
  5.375%, Due 2/15/18                                   220,000         155,375
  5.50%, Due 11/15/10                                    30,000          22,650
  5.875%, Due 2/15/27                                   310,000         209,637
  6.00%, Due 2/15/32                                    285,000         192,731
  6.125%, Due 11/15/22                                  140,000          94,675
  6.25%, Due 11/15/29                                   100,000          67,625
Phoenix, Arizona Civic Improvement
  Corporation Airport Revenue, 5.75%,
  Due 7/01/14 (h)                                     2,000,000       2,247,500
Verrado, Arizona Community Facilities
  District Number 1 GO:
  6.00%, Due 7/15/13                                  1,300,000       1,299,909
  6.50%, Due 7/15/27                                  1,000,000         999,930
                                                                 --------------
                                                                      5,404,782

California 11.3%
Anaheim, California Public Financing
  Authority Lease Revenue, Zero %,
  Due 9/01/25 (h)                                     3,125,000         968,750
California PCFA PCR - San Diego Gas &
  Electric Company Project:
  5.90%, Due 6/01/14                                  2,200,000       2,376,000
  6.80%, Due 6/01/15                                    600,000         702,750
California County, California Tobacco
  Securitization Agency - Stanislaus Funding
  Project, 5.875%, Due 6/01/43                          100,000          77,500
California EFA Revenue - Southwestern
  University Project, 6.60%, Due 11/01/14             1,000,000       1,086,250

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/19                            $    5,000,000  $    2,425,000
  6.50%, Due 1/01/32 (Pre-Refunded at $100
  on 1/01/07)                                         6,000,000       6,982,500
Los Angeles County, California COP - Disney
  Parking Project, Zero %, Due 9/01/10 (h)            3,210,000       2,479,725
Madera County, California COP - Valley
  Children's Hospital, 6.50%, Due 3/15/15 (h)         1,000,000       1,261,250
Oakland, California Joint Powers Financing
  Authority Lease Revenue Refunding -
  Oakland Convention Centers Project,
  5.50%, Due 10/01/14 (h)                             2,000,000       2,337,500
Pittsburg, California Redevelopment Agency
  Tax Allocation - Los Medanos Community
  Development Project, Zero %, Due 8/01/19            2,000,000         910,000
Port Hueneme, California Redevelopment
  Agency Tax Allocation Refunding - Central
  Community Project, 5.50%,
  Due 5/01/14 (e) (h)                                 1,800,000       2,094,750
Roseville, California Joint Union High School
  District GO, Zero %, Due 8/01/15 (h)                1,000,000         587,500
Sacramento County, California Community
  Facilities District Number 1 Special Tax
  Refunding, 6.30%, Due 9/01/21                       2,000,000       2,065,000
Santa Clara County, California Financing
  Authority Lease Revenue - VMC Facility
  Replacement Project, 7.75%,
  Due 11/15/08 (h)                                    1,000,000       1,270,000
Santa Rosa, California Rancheria Tachi Yokut
  Tribe Enterprise Revenue, 5.50%,
  Due 3/01/08                                         2,000,000       2,047,500
                                                                 --------------
                                                                     29,671,975
Colorado 4.9%
Arapahoe County, Colorado Capital
  Improvement Trust Highway Revenue,
  7.00%, Due 8/31/26 (Pre-Refunded at
  $103 on 8/31/05)                                    5,000,000       5,787,500
Colorado HFA SFMR, 6.50%, Due 8/01/31                 1,200,000       1,326,000
Colorado Public Highway Authority Revenue,
  Zero %, Due 9/01/16 (h)                             5,000,000       2,712,500
Colorado Health Facilities Authority
  Retirement Facilities Revenue - Liberty
  Heights Project, Zero %, Due 7/15/22                5,000,000       1,937,500
Denver, Colorado Health and Hospital
  Authority Healthcare Revenue, 6.25%,
  Due 12/01/16                                        1,000,000       1,083,750
                                                                 --------------
                                                                     12,847,250

Connecticut 1.3%
Connecticut Health and EFA Revenue, 6.00%,
  Due 7/01/23                                         1,465,000       1,485,144
Connecticut Special Tax Obligation Revenue -
  Transportation Infrastructure Project,
  6.50%, Due 10/01/12                                 1,500,000       1,860,000
                                                                 --------------
                                                                      3,345,144
Florida 7.5%
Capital Trust Agency Revenue - Seminole
  Tribe Convention Project, 10.00%,
  Due 10/01/33                                        3,000,000       3,101,250
Grand Haven Community Development
  District Special Assessment Revenue, 6.90%,
  Due 5/01/19                                           690,000         695,175

Northern Palm Beach County Improvement
  District of Florida Water Control and
  Improvement Special Assessment Revenue,
  7.30%, Due 8/01/27                                  3,000,000       3,213,750
Orange County, Florida Health Facilities
  Authority First Mortgage Revenue -
  Orlando Lutheran Towers Project, 8.75%,
  Due 7/01/26                                         3,000,000       3,127,500
Orlando, Florida Utilities Community Water
  and Electric Revenue Refunding, 6.75%,
  Due 10/01/17                                        5,000,000       6,337,500
Volusia County, Florida EFA Revenue,
  6.125%, Due 10/15/26                                3,000,000       3,131,250
                                                                 --------------
                                                                     19,606,425
Georgia 8.3%
Atlanta, Georgia Airport Revenue (h):
  5.50%, Due 1/01/26                                  3,000,000       3,187,500
  6.25%, Due 1/01/14                                  3,070,000       3,553,525
Atlanta, Georgia Metropolitan Rapid Transit
  Authority Sales Tax Revenue Refunding,
  6.25%, Due 7/01/20 (h)                              4,930,000       6,156,337
Georgia GO:
  6.25%, Due 3/01/11                                  4,300,000       5,165,375
  6.75%, Due 12/01/12                                 1,000,000       1,270,000
Georgia Municipal Electric Authority
  Revenue, 5.25%, Due 1/01/14 (h)                     2,000,000       2,280,000
                                                                 --------------
                                                                     21,612,737
Illinois 1.2%
Illinois HDA MFHR, 5.00%, Due 7/01/25 (h)             1,900,000       1,900,019
Illinois Health Facilities Authority Revenue
  Refunding - Elmhurst Memorial Healthcare
  Project, 5.50%, Due 1/01/22                         1,350,000       1,365,188
                                                                 --------------
                                                                      3,265,207
Louisiana 0.2%
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07               500,000         489,375

Maine 1.3%
Maine Finance Authority Revenue -
  Huntington Common Project, 7.50%,
  Due 9/01/27 (g)                                     4,000,000       3,440,000

Massachusetts 5.7%
Massachusetts Bay Transportation Authority
  Revenue Refunding - Massachusetts General
  Transportation System Project, 7.00%,
  Due 3/01/14                                         3,385,000       4,294,719
Massachusetts GO, 5.25%, Due 6/01/17
  (Pre-Refunded at $100 on 6/01/10)                   3,000,000       3,416,250
Massachusetts Industrial Finance Agency
  Assisted Living Facility Revenue - TNG
  Marina Bay LLC Project, 7.50%,
  Due 12/01/27                                        1,960,000       1,982,050
Massachusetts Industrial Finance Agency
  Revenue - Berkshire Retirement Project,
  6.375%, Due 7/01/05                                 1,500,000       1,546,875
Massachusetts Water Pollution Abatement
  Trust Revenue, 6.00%, Due 8/01/17                   3,000,000       3,675,000
                                                                 --------------
                                                                     14,914,894

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                 STRONG ADVISOR MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Minnesota 0.9%
Minnesota Agricultural and Economic
  Development Board Revenue - Evangelical
  Lutheran Project, 6.00%, Due 2/01/22           $      150,000  $      156,750
Monticello - Big Lake, Minnesota Community
  Hospital District Gross Revenue, 5.75%,
  Due 12/01/19 (h)                                    1,650,000       1,800,562
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 5.00%, Due 1/01/15 (e) (h)                 450,000         482,063
                                                                 --------------
                                                                      2,439,375
Missouri 0.9%
Missouri Environmental Improvement and
  Energy Resources Authority Water PCR
  Refunding - Revolving Fund Project, 5.50%,
  Due 7/01/16                                         2,000,000       2,367,500

Nevada 4.1%
Clark County, Nevada School District
  Building and Renovation GO, 5.25%,
  Due 6/15/17 (h)                                     5,045,000       5,486,438
Nevada GO, 5.50%, Due 11/01/25 (h)                    5,000,000       5,318,750
                                                                 --------------
                                                                     10,805,188
New Jersey 4.0%
New Jersey EFA Revenue - Fairleigh
  Dickinson University Project, 4.25%,
  Due 7/01/10 (h)                                       555,000         578,588
New Jersey Health Care Facilities Financing
  Authority Revenue:
  Capital Health System Obligation
  Group Project, 5.125%, Due 7/01/12                    275,000         268,469
  Raritan Bay Medical Center Project,
  7.25%, Due 7/01/14                                  1,000,000       1,038,750
New Jersey Transportation Trust Fund
  Authority Revenue:
  5.00%, Due 6/15/17                                  5,000,000       5,318,750
  6.00%, Due 12/15/19 (Pre-Refunded at
  $100 on 12/15/11)                                   1,000,000       1,200,000
Tobacco Settlement Financing Corporation of
  New Jersey Revenue, 7.00%, Due 6/01/41              2,150,000       1,964,562
                                                                 --------------
                                                                     10,369,119

New Mexico 0.6%
Farmington, New Mexico PCR Refunding -
  Public Service Company San Juan Project,
  6.375%, Due 4/01/22                                 1,600,000       1,640,000

New York 16.1%
Lyons, New York Community Health
  Initiatives Corporation Facility Revenue:
  6.55%, Due 9/01/09                                    470,000         501,725
  6.80%, Due 9/01/24                                    940,000         991,700
Monroe County, New York GO, 6.00%,
  Due 3/01/17                                         1,535,000       1,851,594
Nassau County, New York GO, 5.45%,
  Due 1/15/15 (h)                                     1,000,000       1,146,250
New York Dormitory Authority Revenue:
  City University System Project, 5.625%,
  Due 7/01/16 (h)                                     1,000,000       1,182,500
  Department of Health Project, 5.75%,
  Due 7/01/17                                         5,000,000       5,537,500
  Mental Health Project, 5.50%, Due 8/15/17             995,000       1,068,381
  Montefiore Medical Center Project, 5.25%,
  Due 2/01/15 (h)                                     1,000,000       1,066,250
  State University Adult Facilities Project,
  5.75%, Due 5/15/16 (h)                              1,000,000       1,193,750
  State University Educational Facilities,
  5.50%, Due 5/15/19                                  2,500,000       2,853,125
New York Environmental Facilities
  Corporation PCR:
  6.70%, Due 11/15/09                                    75,000          80,813
  6.70%, Due 11/15/09 (Pre-Refunded at
  $102 on 11/15/04)                                   1,925,000       2,127,125
New York Local Assistance Corporation
  Revenue Refunded, 6.00%, Due 4/01/14                5,000,000       5,950,000
New York, New York City Municipal Water
  Finance Authority Water and Sewer Systems
  Revenue, 6.00%, Due 6/15/33
  (Pre-Refunded at $101 on 6/15/10)                   2,025,000       2,432,531
New York, New York City Transitional
  Finance Authority Revenue, 5.875%,
  Due 11/01/17                                        1,000,000       1,153,750
New York, New York GO, 6.00%, Due 8/01/17             1,500,000       1,621,875
New York Thruway Authority Service
  Contract Revenue:
  5.75%, Due 4/01/19 (h)                              1,000,000       1,133,750
  6.25%, Due 4/01/14 (Pre-Refunded at $102
  on 4/01/05)                                         1,000,000       1,113,750
Niagara Falls, New York GO, 8.50%,
  Due 11/01/06 (h)                                    1,000,000       1,220,000
Onondaga County, New York GO, 5.70%,
  Due 4/01/07                                         2,000,000       2,273,250
Orange County, New York GO, 5.125%,
  Due 9/01/19                                         1,000,000       1,058,750
Port Authority New York and New Jersey
  Special Obligation Revenue - JFK
  International Air Terminal Project, 5.75%,
  Due 12/01/22 (h)                                    3,000,000       3,273,750
Tompkins County, New York Industrial
  Development Agency Revenue - Cornell
  University Lake Project, 5.625%,
  Due 7/01/20 (Pre-Refunded at $101
  on 7/01/10)                                         1,000,000       1,178,750
                                                                 --------------
                                                                     42,010,869
Ohio 1.0%
Miami County, Ohio Hospital Facility
  Refunding and Improvement - Upper Valley
  Medical Center Project, 6.25%, Due 5/15/16          2,500,000       2,618,750

Pennsylvania 3.8%
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10          2,415,000       2,508,581
Pennsylvania EDFA Resources Recovery
  Revenue:
  Colver Project, 7.05%, Due 12/01/10                 1,000,000       1,041,250
  Northampton Generating Project, 6.40%,
  Due 1/01/09                                         2,500,000       2,543,750
Pennsylvania EDFA Revenue - Northwestern
  Human Services Project, 5.25%,
  Due 6/01/28                                         3,000,000       2,141,250
Philadelphia, Pennsylvania Authority For
  Industrial Development Lease Revenue,
  5.50%, Due 10/01/20 (h)                             1,500,000       1,648,125
                                                                 --------------
                                                                      9,882,956

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Puerto Rico 4.3%
Commonwealth of Puerto Rico Aqueduct and
  Sewer Authority Revenue Refunding, 6.25%,
  Due 7/01/12                                    $    1,525,000  $    1,791,875
Commonwealth of Puerto Rico GO, 5.65%,
  Due 7/01/15 (h)                                     1,000,000       1,182,500
Commonwealth of Puerto Rico Highway and
  Transportation Authority Revenue (h):
  Zero %, Due 7/01/16                                 1,765,000       1,028,112
  5.75%, Due 7/01/19                                  1,500,000       1,725,000
Commonwealth of Puerto Rico Infrastructure
  Special Financing Authority Revenue, 5.50%,
  Due 10/01/17                                        1,000,000       1,127,500
Commonwealth of Puerto Rico Public
  Improvement:
  5.25%, Due 7/01/12                                  1,000,000       1,090,000
  5.25%, Due 7/01/17                                  2,000,000       2,172,500
Commonwealth of Puerto Rico Refunding,
  Zero %, Due 7/01/17 (h)                             1,000,000         552,500
Puerto Rico Public Buildings Authority
  Guaranteed Revenue Refunding, 5.50%,
  Due 7/01/16                                           400,000         447,000
                                                                 --------------
                                                                     11,116,987
South Carolina 1.3%
Greenville County, South Carolina School
  District Installment Purchase Revenue
  Refunding - Building Equity Sooner
  Tomorrow Project, 6.00%, Due 12/01/21               3,000,000       3,352,500

Texas 3.3%
Amarillo, Texas Health Facilities Corporation
  Revenue Bonds, 5.50%, Due 1/01/14 (h)               2,830,000       3,212,050
Harris County, Texas Sports Authority Special
  Revenue Refunding, Zero %,
  Due 11/15/20 (h)                                    3,000,000       1,271,250
La Joya, Texas Independent School District
  GO, 5.50%, Due 2/15/25                              3,000,000       3,180,000
Texas Water Development Board Revenue,
  4.75%, Due 7/15/20                                  1,000,000       1,018,750
                                                                 --------------
                                                                      8,682,050
Utah 1.1%
Intermountain Power Agency Power Supply
  Revenue Refunding:
  6.15%, Due 7/01/14                                  1,580,000       1,785,400
  6.15%, Due 7/01/14 (Pre-Refunded at $102
  on 7/01/06)                                           920,000       1,010,850
                                                                 --------------
                                                                      2,796,250
Virgin Islands 0.4%
Virgin Islands Public Financing Authority
  Gross Receipts Taxes Loan Revenue,
  6.375%, Due 10/01/19                                1,000,000       1,138,750

Wisconsin 1.7%
Badger Tobacco Asset Securitization
  Corporation Revenue, 5.50%, Due 6/01/10               750,000         712,500
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue Refunding,
  5.50%, Due 12/15/16 (h)                             2,800,000       3,244,500
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.50%, Due 4/01/13                 350,000         376,688
                                                                 --------------
                                                                      4,333,688
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $207,671,493)                           230,026,771
-------------------------------------------------------------------------------

Variable Rate Put Bonds 5.9%
Arizona 0.2%
Santa Cruz County, Arizona IDA IDR -
  Citizens Utility Company Project, 4.75%,
  Due 8/01/20 (Mandatory Put at $100
  on 8/01/07                                            700,000         674,625

California 0.7%
Foothill Eastern Corridor Agency
  Toll Road Revenue, Zero %, Due 1/01/10              1,695,000       1,877,212

Florida 0.8%
Hillsborough County, Florida IDA PCR
  Refunding - Tampa Electric Company
  Project, 4.00%, Due 9/01/25 (Mandatory
  Put at $100 on 8/01/07)                             2,000,000       1,985,000

Kansas 0.4%
Burlington, Kansas Environmental
  Improvement Revenue Refunding - Kansas
  City Power & Light Project, 4.75%,
  Due 10/01/17 (Mandatory Put at $100 on
  10/01/07)                                           1,080,000       1,124,550

Maryland 2.0%
Howard County, Maryland MFHR
  Refunding - Chase Glen Project, 7.00%,
  Due 7/01/24 (Mandatory Put at $100
  on 7/01/04)                                         5,000,000       5,112,500

Missouri 0.7%
St. Charles County, Missouri IDA MFHR -
  Vanderbilt Apartments Project, 5.00%,
  Due 2/01/29 (Mandatory Put at $100
  on 2/01/09)                                         1,850,000       1,887,000

Texas 1.1%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                  1,750,000       1,750,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   1,075,000       1,079,031
                                                                 --------------
                                                                      2,829,031
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $14,635,665)                     15,489,918
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.2%
Municipal Bonds 1.3%
Connecticut 1.2%
Connecticut Health and EFA Revenue, 6.00%,
  Due 7/01/23 (Pre-Refunded at $102
  on 7/01/03)                                         3,000,000       3,082,380

Florida 0.1%
Heritage Harbor Community Development
  District of Florida Special Assessment
  Revenue, 6.00%, Due 5/01/03                           320,000         320,000
                                                                 --------------
Total Municipal Bonds                                                 3,402,380

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                 STRONG ADVISOR MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Variable Rate Put Bonds 1.8%
Montana 0.9%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Putable at $100 on 5/01/03)       $    2,465,000  $    2,465,000

Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03)                  1,300,000       1,300,000

Texas 0.4%
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company, Series B, 4.00%,
  Due 5/01/30 (Mandatory Put at $100
  on 11/01/03)                                        1,100,000       1,102,684
                                                                 --------------
Total Variable Put Bonds                                              4,867,684

Municipal Money Market Funds 2.1%
Multiple States
Strong Tax-Free Money Fund (i)                        5,365,000       5,365,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,266,796)                      13,635,064
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $235,573,954) 99.1%                                         259,151,753
Other Assets and Liabilities, Net 0.9%                                2,361,243
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  261,512,996
===============================================================================

WRITTEN CALL OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                    Contracts          Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --  $           --
Options written during the period                            50          66,813
Options closed                                               --              --
Options expired                                              --              --
Options exercised                                            --              --
                                                 --------------  --------------
Options outstanding at end of period                         50  $       66,813
                                                 ==============  ==============

WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                   Contracts
                                                  (1000 Shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
Ten-Year U.S. Treasury Note Futures
  (Strike price is $117. Expiration date
  is 6/20/03. Premium received is $66,813.)                  50  $       (6,250)

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market Funds.
(b) Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d) See Note 2(J) of Notes to Financial Statements.
(e) All or a portion of security is when-issued.
(f) Non-income producing security.
(g) Illiquid security.
(h) Security backed by credit enhancement.
(i) Affiliated issuer (see Note 9 of Notes to Financial
    Statements).

-------------------------------------------------------------------------------
ABBREVIATIONS
-------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN     -- Bond Anticipation Notes
BP      -- Basis Points
CDA     -- Commercial Development Authority
CDR     -- Commercial Development Revenue
COP     -- Certificates of Participation
DFA     -- Development Finance Authority
EDA     -- Economic Development Authority
EDC     -- Economic Development Corporation
EDFA    -- Economic Development Finance Authority
EDR     -- Economic Development Revenue
EFA     -- Educational Facilities Authority
EXTRAS  -- Extendable Rate Adjustable Securities
GO      -- General Obligation
HDA     -- Housing Development Authority
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
HFC     -- Housing Finance Corporation
IBA     -- Industrial Building Authority
IBR     -- Industrial Building Revenue
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDC     -- Industrial Development Corporation
IDFA    -- Industrial Development Finance Authority
IDR     -- Industrial Development Revenue
IFA     -- Investment Finance Authority
MERLOT  -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
TAN     -- Tax Anticipation Notes
TRAN    -- Tax and Revenue Anticipation Notes

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                           (In Thousands)

                                                           Strong Advisor
                                                             Bond Fund
                                                           --------------

Assets:
  Investments in Securities, at Value (Cost of $485,712) $ 498,526 Receivable for Securities and Forward Foreign Currency
   Contracts Sold                                                  63,347
  Receivable for Fund Shares Sold                                     254
  Dividends and Interest Receivable                                 3,551
  Variation Margin Receivable                                          14
  Other Assets                                                         47
                                                           --------------
  Total Assets                                                    565,739

Liabilities:
  Payable for Securities Purchased                                139,803
  Written Options, at Value (Premiums Received of $31)                 15
  Payable for Fund Shares Redeemed                                    129
  Payable Upon Return of Securities on Loan                        27,569
  Dividends Payable                                                 1,176
  Accrued Operating Expenses and Other Liabilities                     91
                                                           --------------
  Total Liabilities                                               168,783
                                                           --------------
Net Assets                                                 $      396,956
                                                           ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $      392,366
  Undistributed Net Investment Income (Loss)                          364
  Undistributed Net Realized Gain (Loss)                           (8,626)
  Net Unrealized Appreciation (Depreciation)                       12,852
                                                           --------------
  Net Assets                                               $      396,956
                                                           ==============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                 Strong Advisor
                                                                    Bond Fund
                                                                 --------------

Class A ($ and shares in full)
  Net Assets                                                     $   25,387,706
  Capital Shares Outstanding (Unlimited Number Authorized)            2,298,758
Net Asset Value Per Share                                        $        11.04
                                                                 ==============

Public Offering Price Per Share
  ($11.04 divided by .955)                                       $        11.56
                                                                 ==============

Class B ($ and shares in full)
  Net Assets                                                     $   15,431,821
  Capital Shares Outstanding (Unlimited Number Authorized)            1,396,610
  Net Asset Value Per Share                                      $        11.05
                                                                 ==============

Class C ($ and shares in full)
  Net Assets                                                     $   10,436,185
  Capital Shares Outstanding (Unlimited Number Authorized)              944,725
  Net Asset Value Per Share                                      $        11.05
                                                                 ==============

Class K ($ and shares in full)
  Net Assets                                                     $      108,625
  Capital Shares Outstanding (Unlimited Number Authorized)                9,844
  Net Asset Value Per Share                                      $        11.03
                                                                 ==============

Class Z ($ and shares in full)
  Net Assets                                                     $  105,778,607
  Capital Shares Outstanding (Unlimited Number Authorized)            9,575,902
  Net Asset Value Per Share                                      $        11.05
                                                                 ==============

Institutional Class ($ and shares in full)
  Net Assets                                                     $  239,813,217
  Capital Shares Outstanding (Unlimited Number Authorized)           21,732,497
  Net Asset Value Per Share                                      $        11.03
                                                                 ==============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                 (In Thousands)

                                                                 Strong Advisor
                                                                 Short Duration
                                                                   Bond Fund
                                                                 --------------

Assets:
  Investments in Securities, at Value (Cost of $89,742)          $      91,272
  Receivable for Securities Sold                                           302
  Receivable for Fund Shares Sold                                           99
  Dividends and Interest Receivable                                      1,056
  Other Assets                                                              29
                                                                 -------------
  Total Assets                                                          92,758

Liabilities:
  Payable for Securities Purchased                                         373
  Payable for Fund Shares Redeemed                                         151
  Payable Upon Return of Securities on Loan                                135
  Dividends Payable                                                        228
  Cash Overdraft Liability                                                 578
  Variation Margin Payable                                                   9
  Accrued Operating Expenses and Other Liabilities                          48
                                                                 -------------
  Total Liabilities                                                      1,522
                                                                 -------------
Net Assets                                                       $      91,236
                                                                 =============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $      97,073
  Undistributed Net Investment Income (Loss)                              (451)
  Undistributed Net Realized Gain (Loss)                                (6,900)
  Net Unrealized Appreciation (Depreciation)                             1,514
                                                                 -------------
  Net Assets                                                     $      91,236
                                                                 =============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                 Strong Advisor
                                                                 Short Duration
                                                                   Bond Fund
                                                                 --------------

Class A ($ and shares in full)
  Net Assets                                                     $   29,684,126
  Capital Shares Outstanding (Unlimited Number Authorized)            2,986,353
Net Asset Value Per Share                                        $         9.94
                                                                 ==============

Public Offering Price Per Share
  ($9.94 divided by .9775)                                       $        10.17
                                                                 ==============

Class B ($ and shares in full)
  Net Assets                                                     $   15,716,323
  Capital Shares Outstanding (Unlimited Number Authorized)            1,584,534
  Net Asset Value Per Share                                      $         9.92
                                                                 ==============

Class C ($ and shares in full)
  Net Assets                                                     $   13,642,337
  Capital Shares Outstanding (Unlimited Number Authorized)            1,372,635
  Net Asset Value Per Share                                      $         9.94
                                                                 ==============

Class Z ($ and shares in full)
  Net Assets                                                     $   32,192,971
  Capital Shares Outstanding (Unlimited Number Authorized)            3,250,383
  Net Asset Value Per Share                                      $         9.90
                                                                 ==============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                   Except As
                                                                     Noted)

                                                                 Strong Advisor
                                                                   Strategic
                                                                  Income Fund
                                                                 --------------

Assets:
  Investments in Securities, at Value (Cost of $20,778)          $       20,797
  Receivable for Fund Shares Sold                                           114
  Dividends and Interest Receivable                                         411
  Other Assets                                                               21
                                                                 --------------
  Total Assets                                                           21,343

Liabilities:
  Payable for Securities Purchased                                          642
  Payable for Fund Shares Redeemed                                           15
  Dividends Payable                                                         111
  Accrued Operating Expenses and Other Liabilities                           16
                                                                 --------------
  Total Liabilities                                                         784
                                                                 --------------
Net Assets                                                       $       20,559
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $       22,869
  Undistributed Net Investment Income (Loss)                                  1
  Undistributed Net Realized Gain (Loss)                                 (2,331)
  Net Unrealized Appreciation (Depreciation)                                 20
                                                                 --------------
  Net Assets                                                     $       20,559
                                                                 ==============

Class A ($ and shares in full)
  Net Assets                                                     $    8,076,483
  Capital Shares Outstanding (Unlimited Number Authorized)              889,044
  Net Asset Value Per Share                                      $         9.08
                                                                 ==============

  Public Offering Price Per Share
  ($9.08 divided by .955)                                        $         9.51
                                                                 ==============

Class B ($ and shares in full)
  Net Assets                                                     $    6,310,875
  Capital Shares Outstanding (Unlimited Number Authorized)              694,393
  Net Asset Value Per Share                                      $         9.09
                                                                 ==============

Class C ($ and shares in full)
  Net Assets                                                     $    6,171,885
  Capital Shares Outstanding (Unlimited Number Authorized)              680,353
  Net Asset Value Per Share                                      $         9.07
                                                                 ==============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                   Except As
                                                                     Noted)

                                                                 Strong Advisor
                                                                   Municipal
                                                                   Bond Fund
                                                                 --------------

Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $230,209)                      $      253,787
    Affiliated Issuers (Cost of $5,365)                                   5,365
  Receivable for Securities Sold                                          3,458
  Dividends and Interest Receivable                                       3,781
  Other Assets                                                               84
                                                                 --------------
  Total Assets                                                          266,475

Liabilities:
  Payable for Securities Purchased                                        2,955
  Written Options, at Value (Premiums Received of $67)                        6
  Payable for Fund Shares Redeemed                                          924
  Dividends Payable                                                         894
  Accrued Operating Expenses and Other Liabilities                          183
                                                                 --------------
  Total Liabilities                                                       4,962
                                                                 --------------
Net Assets                                                       $      261,513
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $      236,779
  Undistributed Net Investment Income (Loss)                                 81
  Undistributed Net Realized Gain (Loss)                                  1,015
  Net Unrealized Appreciation (Depreciation)                             23,638
                                                                 --------------
  Net Assets                                                     $      261,513
                                                                 ==============

Class A ($ and shares in full)
  Net Assets                                                     $  181,846,408
  Capital Shares Outstanding (Unlimited Number Authorized)           21,212,163
  Net Asset Value Per Share                                      $         8.57
                                                                 ==============

  Public Offering Price Per Share
  ($8.57 divided by .955)                                        $         8.97
                                                                 ==============

Class B ($ and shares in full)
  Net Assets                                                     $   53,274,027
  Capital Shares Outstanding (Unlimited Number Authorized)            6,229,494
  Net Asset Value Per Share                                      $         8.55
                                                                 ==============

Class C ($ and shares in full)
  Net Assets                                                     $    3,687,294
  Capital Shares Outstanding (Unlimited Number Authorized)              430,327
  Net Asset Value Per Share                                      $         8.57
                                                                 ==============

Institutional Class ($ and shares in full)
  Net Assets                                                     $   22,705,267
  Capital Shares Outstanding (Unlimited Number Authorized)            2,655,816
  Net Asset Value Per Share                                      $         8.55
                                                                 ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                 (In Thousands)

                                                                 Strong Advisor
                                                                   Bond Fund
                                                                 --------------

Income:
  Interest                                                       $        8,000
  Dividends                                                                   2
                                                                 --------------
  Total Income                                                            8,002

Expenses (Note 4):
  Investment Advisory Fees                                                  480
  Administrative Fees                                                       243
  Custodian Fees                                                             22
  Shareholder Servicing Costs                                               356
  12b-1 Fees                                                                156
  Other                                                                     126
                                                                 --------------
  Total Expenses before Expense Offsets                                   1,383
  Expense Offsets                                                            (1)
                                                                 --------------
  Expenses, Net                                                           1,382
                                                                 --------------
Net Investment Income (Loss)                                              6,620

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                           5,224
    Written Options                                                          15
    Futures Contracts                                                       303
    Forward Foreign Currency Contracts                                       78
                                                                 --------------
    Net Realized Gain (Loss)                                              5,620
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           7,138
    Written Options                                                          16
    Futures Contracts                                                      (246)
    Forward Foreign Currency Contracts                                       59
    Foreign Currencies                                                       (7)
                                                                 --------------
    Net Change in Unrealized Appreciation/Depreciation                    6,960
                                                                 --------------
Net Gain (Loss) on Investments                                           12,580
                                                                 --------------
Net Increase (Decrease) in Net Assets Resulting from Operations  $       19,200
                                                                 ==============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                 (In Thousands)

                                                                 Strong Advisor
                                                                 Short Duration
                                                                   Bond Fund
                                                                 --------------

Interest Income:                                                 $        1,403

Expenses (Note 4):
  Investment Advisory Fees                                                  149
  Administrative Fees                                                       111
  Custodian Fees                                                              6
  Shareholder Servicing Costs                                                89
  12b-1 Fees                                                                155
  Reports to Shareholders                                                    35
  Other                                                                      38
                                                                 --------------
  Total Expenses before Expense Offsets                                     583
  Expense Offsets                                                           (17)
                                                                 --------------
  Expenses, Net                                                             566
                                                                 --------------
Net Investment Income (Loss)                                                837

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                             136
    Futures Contract                                                       (203)
                                                                 --------------
    Net Realized Gain (Loss)                                                (67)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                             679
    Futures Contracts                                                       173
                                                                 --------------
    Net Change in Unrealized Appreciation/Depreciation                      852
                                                                 --------------
Net Gain (Loss) on Investments                                              785
                                                                 --------------
Net Increase (Decrease) in Net Assets Resulting from Operations  $        1,622
                                                                 ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                (In Thousands)

                                                                Strong Advisor
                                                               Strategic Income
                                                                     Fund
                                                               ----------------
Income:
  Interest                                                     $            859
  Dividends                                                                  15
                                                               ----------------
  Total Income                                                              874

Expenses (Note 4):
  Investment Advisory Fees                                                   44
  Administrative Fees                                                        25
  Custodian Fees                                                              2
  Shareholder Servicing Costs                                                18
  12b-1 Fees                                                                 61
  Federal and State Registration Fees                                        17
  Other                                                                      13
                                                               ----------------
  Total Expenses before Expense Offsets                                     180
  Expense Offsets                                                           (16)
                                                               ----------------
  Expenses, Net                                                             164
                                                               ----------------
Net Investment Income (Loss)                                                710

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                   175
  Net Change in Unrealized Appreciation/Depreciation on
    Investments                                                           2,840
                                                               ----------------
Net Gain (Loss) on Investments                                            3,015
                                                               ----------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                   $          3,725
                                                               ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                                                    Strong Advisor
                                                                                 Municipal Bond Fund
                                                                         ------------------------------------
                                                                           Period Ended         Year Ended
                                                                          April 30, 2003      Dec. 31, 2002
                                                                         ----------------    ----------------
                                                                           (Unaudited)
                                                                             (Note 1)
Income:
  Interest                                                               $          4,821    $         14,954
  Dividends - Affiliated Issuers                                                       23                  --
                                                                         ----------------    ----------------
  Total Income                                                                      4,844              14,954

Expenses (Note 4):
  Investment Advisory Fees                                                            426               1,481
  Administrative Fees                                                                 108                  75
  Custodian Fees                                                                       25                 140
  Shareholder Servicing Costs                                                         176                 578
  12b-1 Fees                                                                          368               1,159
  Other                                                                                50                 254
                                                                         ----------------    ----------------
  Total Expenses before Expense Offsets                                             1,153               3,687
  Expense Offsets                                                                      (4)                (15)
                                                                         ----------------    ----------------
  Expenses, Net                                                                     1,149               3,672
                                                                         ----------------    ----------------
Net Investment Income (Loss)                                                        3,695              11,282

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                     1,614               1,338
    Futures Contracts                                                                 105                  --
                                                                         ----------------    ----------------
    Net Realized Gain (Loss)                                                        1,719               1,338
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                    (1,153)             13,662
    Written Options                                                                    61                  --
                                                                         ----------------    ----------------
    Net Change in Unrealized Appreciation/Depreciation                             (1,092)             13,662
                                                                         ----------------    ----------------
Net Gain (Loss) on Investments                                                        627              15,000
                                                                         ----------------    ----------------
Net Increase (Decrease) in Net Assets Resulting from Operations          $          4,322    $         26,282
                                                                         ================    ================

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     (In Thousands)

                                                                               Strong Advisor Bond Fund
                                                                         ------------------------------------
                                                                         Six Months Ended       Year Ended
                                                                          April 30, 2003      Oct. 31, 2002
                                                                         ----------------    ----------------
                                                                           (Unaudited)
Operations:
  Net Investment Income (Loss)                                           $          6,620    $         22,419
  Net Realized Gain (Loss)                                                          5,620             (10,924)
  Net Change in Unrealized Appreciation/Depreciation                                6,960               2,461
                                                                         ----------------    ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                  19,200              13,956
Distributions:
  From Net Investment Income:
    Class A                                                                          (356)               (739)
    Class B                                                                          (154)               (346)
    Class C                                                                          (107)               (298)
    Class K                                                                            (2)                 (4)
    Class L                                                                            --                  (6)
    Class Z                                                                        (1,470)             (4,401)
    Institutional Class                                                            (4,730)            (16,801)
  From Net Realized Gains:
    Class A                                                                            --                (165)
    Class B                                                                            --                (107)
    Class C                                                                            --                 (92)
    Class L                                                                            --                 (10)
    Class Z                                                                            --              (1,083)
    Institutional Class                                                                --              (4,436)
                                                                         ----------------    ----------------
  Total Distributions                                                              (6,819)            (28,488)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share
    Transactions                                                                  (40,275)            (38,398)
                                                                         ----------------    ----------------
Total Increase (Decrease) In Net Assets                                           (27,894)            (52,930)
Net Assets:
  Beginning of Period                                                             424,850             477,780
                                                                         ----------------    ----------------
  End of Period                                                          $        396,956    $        424,850
                                                                         ================    ================
Undistributed Net Investment Income (Loss)                               $            364    $            563

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                   (In Thousands)

                                                                                 Strong Advisor Short
                                                                                  Duration Bond Fund
                                                                         ------------------------------------
                                                                         Six Months Ended       Year Ended
                                                                          April 30, 2003       Oct. 31, 2002
                                                                         ----------------    ----------------
                                                                           (Unaudited)
Operations:
  Net Investment Income (Loss)                                           $            837    $          2,340
  Net Realized Gain (Loss)                                                            (67)             (2,565)
  Net Change in Unrealized Appreciation/Depreciation                                  852                 243
                                                                         ----------------    ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   1,622                  18
Distributions:
  From Net Investment Income:
    Class A                                                                          (431)               (507)
    Class B                                                                          (188)               (183)
    Class C                                                                          (148)               (141)
    Class L                                                                            --                  (2)
    Class Z                                                                          (525)             (1,485)
                                                                         ----------------    ----------------
  Total Distributions                                                              (1,292)             (2,318)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share
    Transactions                                                                   16,116              12,572
                                                                         ----------------    ----------------
Total Increase (Decrease) in Net Assets                                            16,446              10,272
Net Assets:
  Beginning of Period                                                              74,790              64,518
                                                                         ----------------    ----------------
  End of Period                                                          $         91,236    $         74,790
                                                                         ================    ================
Undistributed Net Investment Income (Loss)                               $           (451)   $              4

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                                                    Strong Advisor
                                                                                 Strategic Income Fund
                                                                         ------------------------------------
                                                                         Six Months Ended       Year Ended
                                                                          April 30, 2003       Oct. 31, 2002
                                                                         ----------------    ----------------
                                                                            (Unaudited)
Operations:
  Net Investment Income (Loss)                                           $            710    $          1,648
  Net Realized Gain (Loss)                                                            175              (2,135)
  Net Change in Unrealized Appreciation/Depreciation                                2,840              (1,762)
                                                                         ----------------    ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   3,725              (2,249)
Distributions:
  From Net Investment Income:
    Class A                                                                          (312)               (910)
    Class B                                                                          (182)               (353)
    Class C                                                                          (193)               (404)
    Class L                                                                            --                  (6)
  From Net Realized Gains:
    Class A                                                                            --                (144)
    Class B                                                                            --                 (62)
    Class C                                                                            --                 (63)
    Class L                                                                            --                  (7)
                                                                         ----------------    ----------------
  Total Distributions                                                                (687)             (1,949)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                                581              10,518
                                                                         ----------------    ----------------
Total Increase (Decrease) in Net Assets                                             3,619               6,320
Net Assets:
  Beginning of Period                                                              16,940              10,620
                                                                         ----------------    ----------------
  End of Period                                                          $         20,559    $         16,940
                                                                         ================    ================
Undistributed Net Investment Income (Loss)                               $              1    $            (22)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                           (In Thousands)

                                                                                 Strong Advisor Municipal Bond Fund
                                                                         --------------------------------------------------
                                                                          Period Ended       Year Ended        Year Ended
                                                                         April 30, 2003     Dec. 31, 2002     Dec. 31, 2001
                                                                         --------------    --------------    --------------
                                                                           (Unaudited)
                                                                             (Note 1)
Operations:
  Net Investment Income (Loss)                                           $        3,695    $       11,282    $        9,581
  Net Realized Gain (Loss)                                                        1,719             1,338             2,050
  Net Change in Unrealized Appreciation/Depreciation                             (1,092)           13,662            (1,812)
                                                                         --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                 4,322            26,282             9,819
Distributions:
  From Net Investment Income:
    Class A                                                                      (2,637)           (8,183)           (7,277)
    Class B                                                                        (447)           (1,162)           (1,360)
    Class B1                                                                       (177)             (872)             (497)
    Class C                                                                         (44)             (128)              (87)
    Institutional Class                                                            (354)             (991)             (313)
                                                                         --------------    --------------    --------------
  Total Distributions                                                            (3,659)          (11,336)           (9,534)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share
    Transactions                                                                (21,614)           43,846            (2,998)
                                                                         --------------    --------------    --------------
Total Increase (Decrease) in Net Assets                                         (20,951)           58,792            (2,713)
Net Assets:
  Beginning of Period                                                           282,464           223,672           226,385
                                                                         --------------    --------------    --------------
  End of Period                                                          $      261,513    $      282,464    $      223,672
                                                                         ==============    ==============    ==============
Undistributed Net Investment Income (Loss)                               $           81    $           44    $           47

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

1.    Organization
      The accompanying financial statements represent the Strong Advisor Income Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:

      - Strong Advisor Bond Fund (a series of Strong Income Funds II, Inc.)
      - Strong Advisor Short Duration Bond Fund (a series of Strong Short-Term Global Bond Fund, Inc.)
      - Strong Advisor Strategic Income Fund (a series of Strong Short-Term Global Bond Fund, Inc.)
      - Strong Advisor Municipal Bond Fund (a series of Strong Income Funds,
        Inc.)

      Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

      Class A, B and C shares are available only through financial professionals. Class K shares are available through programs managed by Strong Capital Management, Inc. (the "Advisor"). Class Z shares are only available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds' prospectuses. Institutional Class shares are available to investors that meet certain higher initial investment minimums.

      Strong Advisor Bond Fund offers Class A, B, C, K, Z and Institutional Class shares. Strong Advisor Short Duration Bond Fund offers Class A, B, C and Z shares. Strong Advisor Strategic Income Fund offers Class A, B and C shares. Strong Advisor Municipal Bond Fund offers Class A, B, C and Institutional Class shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets, and voting privileges, except for Class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Effective December 27, 2001, Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund merged their Class L shares into their Class A shares.

      Effective March 7, 2003, Strong Advisor Municipal Bond Fund ("Fund"), a newly created series, acquired, through a non-taxable exchange, substantially all of the net assets of State Street Research Tax-Exempt Fund ("State Street Fund"), a series of State Street Research Tax-Exempt Trust. The Fund issued 32,180,918 shares valued at $277,624,037 in exchange for the net assets of State Street Fund, which included net unrealized appreciation of $26,048,595. Class A, Class B, Class C and Institutional Class shares of the Fund were issued to the Class A, Class B and B(1), Class C and Class S shareholders, respectively, of State Street Fund. As a result of the reorganization, the Fund is the successor to State Street Fund. The fiscal year-end of the State Street Fund was December 31. The fiscal year end of the Fund is October 31.

2.    Significant Accounting Policies
      The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

      (A) Security Valuation--Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

           The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are either
           Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted securities that are deemed to be illiquid and held at April 30, 2003, are as follows:

                                                      Aggregate    Aggregate  Percent of
                                                         Cost     Fair Value  Net Assets
                                                      ----------  ----------  ----------
            Strong Advisor Bond Fund                  $  681,443  $  154,314    0.0%
            Strong Advisor Short Duration Bond Fund      628,130     651,609    0.7%
            Strong Advisor Strategic Income Fund         264,360      91,560    0.5%

      (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

           Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

           Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

      (C) Realized Gains and Losses on Investment Transactions--Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

      (D) Certain Investment Risks--The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying asset fluctuates, the derivative becomes illiquid, or imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

           Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

      (E) Futures--Upon entering into a futures contract, the Funds deposit in a segregated account with its custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      (F) Options--The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

      (G) Foreign Currency Translation--Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      (H) Forward Foreign Currency Exchange Contracts--Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      (I) Short Positions--The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

      (J) Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

      (K) Earnings Credit Arrangements--Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

      (L) Swap Agreements--The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

      (M) Securities Lending--Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At April 30, 2003, cash collateral received was invested in the Institutional Class shares of the Deutsche Daily Assets Fund.

           At April 30, 2003, Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund had securities with a market value of $27,030,108 and $132,791, respectively, on loan and had received $27,569,154 and $134,960, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30, 2003, the securities lending income totaled $43,466 and $2,096 for Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund, respectively.

           The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending fund to recall a security in time to exercise valuable voting rights or sell the security.

      (N) Expenses--The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

      (O) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

      (P) Other--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.    Related Party Transactions
      The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. ("the Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. For the period January 1, 2003, to March 7, 2003, the Administrator for Strong Advisor Municipal Bond Fund was State Street Research & Management Company and the Transfer Agent was Boston Financial Data Services. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                       Administration Fees
                                                               ---------------------------------------------------------------------
                                               Advisory Fees   Class A   Class B   Class C   Class K   Class Z   Institutional Class
                                               -------------   -------   -------   -------   -------   -------   -------------------
      Strong Advisor Bond Fund                    0.23%/(1)/     0.28%     0.28%     0.28%     0.25%     0.28%            0.02%
      Strong Advisor Short Duration Bond Fund    0.375%/(2)/     0.28%     0.28%     0.28%        *      0.28%               *
      Strong Advisor Strategic Income Fund        0.50%/(3)/     0.28%     0.28%     0.28%        *         *                *
      Strong Advisor Municipal Bond Fund**        0.37%/(4)/     0.28%     0.28%     0.28%        *         *             0.02%

      *     Does not offer share class.

      **    For the period March 8 to April 30, 2003.

      /(1)/ The Investment Advisory fees are 0.23% for the first $4 billion, 0.205% for $4 to $6 billion, and 0.180% thereafter.

      /(2)/ The Investment Advisory fees are 0.375% for the first $4 billion, 0.350% for $4 to $6 billion, and 0.325% thereafter.

      /(3)/ The Investment Advisory fees are 0.50% for the first $4 billion, 0.475% for $4 to $6 billion, and 0.450% thereafter.

      /(4)/ The Investment Advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter for the period March 8 to April 30, 2003.

            The Investment Advisory fees were 0.55% for the period January 1 to March 7, 2003.

      The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for Class Z shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Institutional Class shares are paid at an annual rate of 0.015% of the average daily net asset value of the class. Transfer Agent and related service fees for each of the Funds' Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. Transfer Agent fees are recorded in shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

      The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Funds' Class A, B and C shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B and C shares. For the period January 1, 2003, to March 7, 2003, Strong Advisor Municipal Bond Fund had a distribution agreement with State Street Research Investment Services, Inc. and the distributor was paid an annual rate of 0.30%, 1.00% and 1.00% of the daily net assets of the Fund's Class A, B and C shares, respectively. See Note 4.

--------------------------------------------------------------------------------
      The Funds' Class A, B and C shares have various sales and redemption fees charged to shareholders of certain classes. Strong Advisor Bond Fund, Strong Advisor Strategic Income Fund and Strong Advisor Municipal Bond Fund's Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund's Class A shares have a maximum 2.25% front-end sales charge. Class A purchases that are not subject to an initial sales charge may be subject to a 1% Contingent Deferred Sales Charge if redeemed within 12 months of purchase. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a maximum 1.00% contingent deferred sales charge.

      For the six months ended April 30, 2003, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Bond Fund $4,685, Strong Advisor Short Duration Bond Fund $5,293, Strong Advisor Strategic Income Fund $4,256. For the four months ended April 30, 2003, the Distributor received aggregate sales charges of $6,002 from Strong Advisor Municipal Bond Fund.

      For the six months ended April 30, 2003, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Bond Fund $39,009, Strong Advisor Short Duration Bond Fund $63,018 and Strong Advisor Strategic Income Fund $3,473. For the four months ended April 30, 2003, the Distributor received aggregate contingent deferred sales charges of $48,502 from the redemption of Class B and C shares for Strong Advisor Municipal Bond Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

      The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

      Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2003, is as follows:

                                                      Payable to/
                                                   (Receivable From)       Shareholder Servicing   Transfer Agency     Unaffiliated
                                                Administrator or Advisor     and Other Expenses        Banking           Directors'
                                                   at April 30, 2003       Paid to Administrator   Charges/(Credits)        Fees
                                                ------------------------   ---------------------   -----------------   -------------
      Strong Advisor Bond Fund                       $    67,327                $   356,510           $    4,415         $   8,805
      Strong Advisor Short Duration Bond Fund             16,385                     89,054                  644             1,489
      Strong Advisor Strategic Income Fund                 2,064                     18,059                   72               650
      Strong Advisor Municipal Bond Fund                 121,588                    175,993*              (2,664)*           3,779*

      * For the period January 1 to April 30, 2003.

4.    Expenses and Expense Offsets
      For the six months ended April 30, 2003, the class specific expenses are as follows:

                                                Administrative     Shareholder      Reports to
                                                    Fees         Servicing Costs   Shareholders   12b-1 Fees     Other
                                                --------------   ---------------   ------------   ----------   --------
      Strong Advisor Bond Fund
        Class A                                   $   34,398        $   24,792      $    3,860    $   30,712   $    124
        Class B                                       20,713            15,205           5,927        73,974         79
        Class C                                       14,249            10,383           3,072        50,889         79
        Class K                                          132               105              11            --         --
        Class Z                                      146,809           285,737          13,526            --      1,130
        Institutional Class                           26,303            19,970          24,305            --      3,321
      Strong Advisor Short Duration Bond Fund
        Class A                                       34,084            24,457           2,307        30,432        118
        Class B                                       19,469            14,326           3,591        70,171         23
        Class C                                       15,312            11,168           3,423        54,838        100
        Class Z                                       42,030            38,981          25,748            --        527
      Strong Advisor Strategic Income Fund
        Class A                                       10,215             7,393           1,665         9,113         39
        Class B                                        7,002             5,162           2,300        25,009         20
        Class C                                        7,402             5,494           2,258        26,437         21
      Strong Advisor Municipal Bond Fund*
        Class A                                       74,348            54,179           5,786       175,429        659
        Class B                                       21,534            15,718           2,435       127,770        191
        Class B1                                          --                --              --        52,461         --
        Class C                                        1,494             1,080             109        12,456         15
        Institutional Class                              656               636             764            --         93
        Fund Level**                                   9,939           104,380              --            --         --

      *     For the period January 1 to April 30, 2003.
      **    For the period January 1 to March 7, 2003.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

      For the six months ended April 30, 2003, the expense offsets are as follows:

                                                   Expense
                                                 Waivers and     Transfer Agency
                                                 Absorptions     Banking Credits   Earnings Credits
                                                --------------   ---------------   ----------------
      Strong Advisor Bond Fund
        Class A                                   $      --         $    --                  --
        Class B                                          --              --                  --
        Class C                                          --              --                  --
        Class K                                          --              --                  --
        Class Z                                          --              --                  --
        Institutional Class                              --              --                  --
        Fund Level                                       --              --            $ (1,430)
      Strong Short Duration Bond Fund
        Class A                                     (11,799)             --                  --
        Class B                                      (1,127)             --                  --
        Class C                                      (3,633)             --                  --
        Class Z                                          --              --                  --
        Fund Level                                       --              --                (495)
      Strong Strategic Income Bond Fund
        Class A                                     (16,128)             --                  --
        Class B                                          --              --                  --
        Class C                                          --              --                  --
        Fund Level                                       --              --                 (20)
      Strong Advisor Municipal Bond Fund*
        Class A                                          --              --                  --
        Class B                                        (134)             --                  --
        Class C                                          --              --                  --
        Institutional Class                              --              --                  --
        Fund Level                                       --          (3,529)                 --

      * For the period January 1 to April 30, 2003.

5.    Line of Credit
      The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had no borrowings under the LOC during the period. At April 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.    Investment Transactions
      The aggregate purchases and sales of long-term securities during the six months ended April 30, 2003, are as follows:

                                                             Purchases                           Sales
                                                --------------------------------   ---------------------------------
                                                U.S. Government                    U.S. Government
                                                  and Agency          Other           and Agency           Other
                                                --------------   ---------------   ---------------   ----------------
      Strong Advisor Bond Fund                  $  764,689,834   $   239,176,258   $   786,183,422   $   196,635,039
      Strong Advisor Short Duration Bond Fund       11,557,358        42,711,654         6,988,491        20,620,818
      Strong Advisor Strategic Income Fund                  --        14,263,349                --        14,396,003
      Strong Advisor Municipal Bond Fund*                   --        36,338,670                --        51,721,982

      *     For the period January 1 to April 30, 2003.

--------------------------------------------------------------------------------

7.    Income Tax Information
      The following information for the Funds is presented on an income tax basis as of April 30, 2003:

                                                                                                      Net Unrealized
                                                                       Gross            Gross          Appreciation/
                                                    Cost of         Unrealized        Unrealized      (Depreciation)
                                                  Investments      Appreciation      Depreciation     on Investments
                                                --------------   ---------------   ---------------   ---------------
      Strong Advisor Bond Fund                  $  486,308,173   $    13,737,963   $     1,519,880   $    12,218,083
      Strong Advisor Short Duration Bond Fund       89,741,647         1,603,297            73,097         1,530,200
      Strong Advisor Strategic Income Fund          20,777,913         1,761,543         1,742,003            19,540
      Strong Advisor Municipal Bond Fund           235,585,060        24,998,474         1,431,781        23,566,693

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

      The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                                       Net Capital Loss
                                                           Carryovers
                                                       -----------------
      Strong Advisor Bond Fund                          $  12,906,803
      Strong Advisor Short Duration Bond Fund               6,994,432
      Strong Advisor Strategic Income Fund                  2,465,251
      Strong Advisor Municipal Bond Fund*                     577,950

      *     As of December 31, 2002.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

8.    Capital Share Transactions

                                                        Strong Advisor Bond Fund
                                                --------------------------------------
                                                Six Months Ended         Year Ended
                                                 April 30, 2003        Oct. 31, 2002
                                                -----------------    -----------------
                                                    (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $      19,573,219    $      16,559,898
  Proceeds from Reinvestment of Distributions             287,634              728,324
  Payment for Shares Redeemed                         (18,621,115)          (9,085,361)
  Transfer in from Class L (Note 1)                            --              791,225
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,239,738            8,994,086

CLASS B
  Proceeds from Shares Sold                             3,212,801            7,395,688
  Proceeds from Reinvestment of Distributions             101,664              313,530
  Payment for Shares Redeemed                          (1,897,693)          (1,917,863)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,416,772            5,791,355

CLASS C
  Proceeds from Shares Sold                             1,914,883            5,846,577
  Proceeds from Reinvestment of Distributions              59,161              155,499
  Payment for Shares Redeemed                          (1,875,884)          (2,796,799)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                             98,160            3,205,277

CLASS K
  Proceeds from Shares Sold                                    --              100,000
  Proceeds from Reinvestment of Distributions               1,618                3,469
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                              1,618              103,469

CLASS L
  Proceeds from Shares Sold                                    --               37,327
  Proceeds from Reinvestment of Distributions                  --               10,188
  Payment for Shares Redeemed                                  --              (56,993)
  Transfer out to Class A (Note 1)                             --             (791,225)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 --             (800,703)

CLASS Z
  Proceeds from Shares Sold                            17,523,583           70,863,026
  Proceeds from Reinvestment of Distributions           1,422,180            5,509,969
  Payment for Shares Redeemed                         (26,568,789)         (46,235,693)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (7,623,026)          30,137,302

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                            47,510,008          152,845,264
  Proceeds from Reinvestment of Distributions           3,270,386           20,775,516
  Payment for Shares Redeemed                         (86,188,257)        (259,449,916)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        (35,407,863)         (85,829,136)
                                                -----------------    -----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $     (40,274,601)   $     (38,398,350)
                                                =================    =================

--------------------------------------------------------------------------------

                                                       Strong Advisor Bond Fund
                                                --------------------------------------
                                                 Six Months Ended        Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                -----------------    -----------------
                                                    (Unaudited)
Transactions in Shares of Each Class of
  the Fund Were as Follows:

CLASS A
  Sold                                                  1,796,636            1,552,335
  Issued in Reinvestment of Distributions                  26,473               68,138
  Redeemed                                             (1,709,209)            (850,905)
  Transfer in from Class L (Note 1)                            --               74,293
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                       113,900              843,861
                                                =================    =================

CLASS B
  Sold                                                    296,094              692,376
  Issued in Reinvestment of Distributions                   9,360               29,304
  Redeemed                                               (174,135)            (180,361)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                       131,319              541,319
                                                =================    =================

CLASS C
  Sold                                                    176,279              548,162
  Issued in Reinvestment of Distributions                   5,447               14,594
  Redeemed                                               (172,545)            (263,348)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                         9,181              299,408
                                                =================    =================

CLASS K
  Sold                                                         --                9,368
  Issued in Reinvestment of Distributions                     149                  327
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                           149                9,695
                                                =================    =================

CLASS L
  Sold                                                         --                3,391
  Issued in Reinvestment of Distributions                      --                  945
  Redeemed                                                     --               (3,691)
  Transfer out to Class A (Note 1)                             --              (74,302)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                            --              (73,657)
                                                =================    =================

CLASS Z
  Sold                                                  1,611,196            6,644,380
  Issued in Reinvestment of Distributions                 131,006              515,686
  Redeemed                                             (2,442,583)          (4,340,164)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                      (700,381)           2,819,902
                                                =================    =================

INSTITUTIONAL CLASS
  Sold                                                  4,396,809           14,343,434
  Issued in Reinvestment of Distributions                 301,614            1,944,522
  Redeemed                                             (7,922,115)         (24,382,343)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                    (3,223,692)          (8,094,387)
                                                =================    =================


--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                          Strong Advisor Short
                                                           Duration Bond Fund
                                                --------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                -----------------    -----------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $      15,777,136    $      19,197,253
  Proceeds from Reinvestment of Distributions             367,882              393,750
  Payment for Shares Redeemed                          (8,796,308)          (7,010,581)
  Transfer in from Class L (Note 1)                            --              568,603
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          7,348,710           13,149,025

CLASS B
  Proceeds from Shares Sold                             6,027,187           12,531,437
  Proceeds from Reinvestment of Distributions             133,274              127,425
  Payment for Shares Redeemed                          (3,919,832)          (2,895,015)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          2,240,629            9,763,847

CLASS C
  Proceeds from Shares Sold                             7,454,294            8,716,413
  Proceeds from Reinvestment of Distributions              85,171               78,814
  Payment for Shares Redeemed                          (2,888,191)          (3,033,587)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          4,651,274            5,761,640

CLASS L
  Proceeds from Shares Sold                                    --                5,986
  Proceeds from Reinvestment of Distributions                  --                1,557
  Payment for Shares Redeemed                                  --                   --
  Transfer out to Class A (Note 1)                             --             (568,603)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 --             (561,060)

CLASS Z
  Proceeds from Shares Sold                            10,274,953            9,968,801
  Proceeds from Reinvestment of Distributions             463,309            1,521,546
  Payment for Shares Redeemed                          (8,863,417)         (27,032,241)
                                                -----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,874,845          (15,541,894)
                                                -----------------    -----------------

Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $      16,115,458    $      12,571,558
                                                =================    =================

--------------------------------------------------------------------------------

                                                        Strong Advisor Short
                                                         Duration Bond Fund
                                                --------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                -----------------    -----------------
                                                    (Unaudited)
Transactions in Shares of Each Class of
  the Fund Were as Follows:

CLASS A
  Sold                                                  1,590,435            1,920,484
  Issued in Reinvestment of Distributions                  37,107               39,299
  Redeemed                                               (886,810)            (700,684)
  Transfer in from Class L (Note 1)                            --               56,241
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                       740,732            1,315,340
                                                =================    =================

CLASS B
  Sold                                                    608,802            1,257,422
  Issued in Reinvestment of Distributions                  13,470               12,763
  Redeemed                                               (396,081)            (290,507)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                       226,191              979,678
                                                =================    =================

CLASS C
  Sold                                                    751,461              873,289
  Issued in Reinvestment of Distributions                   8,588                7,872
  Redeemed                                               (291,279)            (304,184)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                       468,770              576,977
                                                =================    =================

CLASS L
  Sold                                                         --                1,165
  Issued in Reinvestment of Distributions                      --                  152
  Redeemed                                                     --                   --
  Transfer out to Class A (Note 1)                             --              (56,269)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                            --              (54,952)
                                                =================    =================

CLASS Z
  Sold                                                  1,039,491              998,325
  Issued in Reinvestment of Distributions                  46,886              152,119
  Redeemed                                               (896,970)          (2,721,921)
                                                -----------------    -----------------
  Net Increase (Decrease) in Shares                       189,407           (1,571,477)
                                                =================    =================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                           Strong Advisor
                                                       Strategic Income Fund
                                                -----------------------------------
                                                 Six Months Ended     Year Ended
                                                  April 30, 2003     Oct. 31, 2002
                                                -----------------   ---------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $       1,544,610   $     6,971,340
  Proceeds from Reinvestment of Distributions             305,161           942,699
  Payment for Shares Redeemed                          (2,728,602)       (4,005,693)
  Transfer in from Class L (Note 1)                            --           339,610
                                                -----------------   ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                           (878,831)        4,247,956

CLASS B
  Proceeds from Shares Sold                             1,184,472         3,337,199
  Proceeds from Reinvestment of Distributions             114,982           257,666
  Payment for Shares Redeemed                            (169,689)         (732,177)
                                                -----------------   ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,129,765         2,862,688

CLASS C
  Proceeds from Shares Sold                             1,017,315         5,172,537
  Proceeds from Reinvestment of Distributions             122,623           250,467
  Payment for Shares Redeemed                            (809,932)       (1,676,602)
                                                -----------------   ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            330,006         3,746,402

CLASS L
  Proceeds from Shares Sold                                    --             9,896
  Proceeds from Reinvestment of Distributions                  --            13,283
  Payment for Shares Redeemed                                  --           (22,464)
  Transfer out to Class A (Note 1)                             --          (339,610)
                                                -----------------   ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 --          (338,895)
                                                -----------------   ---------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $         580,940   $    10,518,151
                                                =================   ===============

--------------------------------------------------------------------------------

                                                          Strong Advisor
                                                      Strategic Income Fund
                                                -----------------------------------
                                                 Six Months Ended      Year Ended
                                                  April 30, 2003     Oct. 31, 2002
                                                -----------------   ---------------
                                                   (Unaudited)
Transactions in Shares of Each Class of
  the Fund Were as Follows:

CLASS A
  Sold                                                    183,815           748,155
  Issued in Reinvestment of Distributions                  37,372           104,277
  Redeemed                                               (335,371)         (474,112)
  Transfer in from Class L (Note 1)                            --            35,193
                                                -----------------   ---------------
  Net Increase (Decrease) in Shares                      (114,184)          413,513
                                                =================   ===============

CLASS B
  Sold                                                    138,745           365,701
  Issued in Reinvestment of Distributions                  14,009            28,345
  Redeemed                                                (19,947)          (81,880)
                                                -----------------   ---------------
  Net Increase (Decrease) in Shares                       132,807           312,166
                                                =================   ===============

CLASS C
  Sold                                                    119,411           559,137
  Issued in Reinvestment of Distributions                  14,970            28,504
  Redeemed                                                (97,059)         (187,353)
                                                -----------------   ---------------
  Net Increase (Decrease) in Shares                        37,322           400,288
                                                =================   ===============

CLASS L
  Sold                                                         --             1,035
  Issued in Reinvestment of Distributions                      --             1,369
  Redeemed                                                     --                --
  Transfer out to Class A (Note 1)                             --           (35,195)
                                                -----------------   ---------------
  Net Increase (Decrease) in Shares                            --           (32,791)
                                                =================   ===============

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                          Strong Advisor Municipal Bond Fund
                                                -----------------------------------------------------
                                                 Period Ended        Year Ended         Year Ended
                                                April 30, 2003      Dec. 31, 2002      Dec. 31, 2001
                                                ---------------    ---------------    ---------------
                                                  (Unaudited)
                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $    32,984,845    $    90,997,778    $    72,564,030
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --         19,185,901                 --
  Proceeds from Reinvestment of Distributions         2,031,066          6,193,137          5,350,267
  Payment for Shares Redeemed                       (50,823,219)       (97,497,959)       (76,421,135)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (15,807,308)        18,878,857          1,493,162

CLASS B1
  Proceeds from Shares Sold                           1,603,129          9,241,414          8,465,966
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --          4,361,897                 --
  Proceeds from Reinvestment of Distributions           182,256            659,245            358,756
  Payment for Shares Redeemed                        (1,445,633)        (4,880,564)        (1,800,823)
  Transfer out to Class B (Note 1)                  (26,976,183)                --                 --
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      (26,636,431)         9,381,992          7,023,899

CLASS B
  Proceeds from Shares Sold                             247,475          1,906,968          2,415,287
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --          8,113,605                 --
  Proceeds from Reinvestment of Distributions           290,785            854,859          1,359,767
  Payment for Shares Redeemed                        (4,653,670)       (14,006,572)       (13,566,335)
  Transfer in from Class B1 (Note 1)                 26,976,183                 --                 --
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       22,860,773         (3,131,140)        (9,791,281)

CLASS C
  Proceeds from Shares Sold                             158,523          1,291,797          1,904,094
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --            902,315                 --
  Proceeds from Reinvestment of Distributions            23,458             75,958             50,351
  Payment for Shares Redeemed                          (661,215)          (905,204)        (1,385,574)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (479,234)         1,364,866            568,871

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                              82,490            848,570            396,681
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --         18,400,691                 --
  Proceeds from Reinvestment of Distributions           267,057            733,714            206,418
  Payment for Shares Redeemed                        (1,901,529)        (2,631,566)        (2,895,460)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (1,551,982)        17,351,409         (2,292,361)
                                                ---------------    ---------------    ---------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $   (21,614,182)   $    43,845,984    $    (2,997,710)
                                                ===============    ===============    ===============

--------------------------------------------------------------------------------

                                                          Strong Advisor Municipal Bond Fund
                                                -----------------------------------------------------
                                                  Period Ended       Year Ended         Year Ended
                                                 April 30, 2003     Dec. 31, 2002      Dec. 31, 2001
                                                ---------------    ---------------    ---------------
                                                  (Unaudited)
                                                    (Note 1)
Transactions in Shares of Each Class of
  the Fund Were as Follows:

CLASS A
  Sold                                                3,880,928         10,870,943          8,768,030
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --          2,299,143                 --
  Issued in Reinvestment of Distributions               237,835            737,761            649,330
  Redeemed                                           (5,971,275)       (11,304,657)        (9,252,187)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                  (1,852,512)         2,603,190            165,173
                                                ===============    ===============    ===============

CLASS B1
  Sold                                                  188,890          1,104,060          1,028,705
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --            523,790                 --
  Issued in Reinvestment of Distributions                21,399             78,649             43,582
  Redeemed                                             (164,564)          (543,785)          (219,400)
  Transfer out to Class B (Note 1)                   (3,285,907)                --                 --
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                  (3,240,182)         1,162,714            852,887
                                                ===============    ===============    ===============

CLASS B
  Sold                                                   29,164            226,032            293,688
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --            972,152                 --
  Issued in Reinvestment of Distributions                34,073            101,946            165,884
  Redeemed                                             (547,896)        (1,610,171)        (1,641,317)
  Transfer in from Class B1 (Note 1)                  3,288,948                 --                 --
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                   2,804,289           (310,041)        (1,181,745)
                                                ===============    ===============    ===============

CLASS C
  Sold                                                   18,655            153,330            231,329
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --            108,179                 --
  Issued in Reinvestment of Distributions                 2,750              9,047              6,110
  Redeemed                                              (78,200)          (102,873)          (167,811)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                     (56,795)           167,683             69,628
                                                ===============    ===============    ===============

INSTITUTIONAL CLASS
  Sold                                                    9,683            101,264             48,305
  Issued in connection with acquisition of
    New York Tax-Free Fund                                   --          2,211,029                 --
  Issued in Reinvestment of Distributions                31,382             87,581             25,118
  Redeemed                                             (224,478)          (272,039)          (352,560)
                                                ---------------    ---------------    ---------------
  Net Increase (Decrease) in Shares                    (183,413)         2,127,835           (279,137)
                                                ===============    ===============    ===============

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

9.    Investments in Affiliates
      Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the period ended April 30, 2003, is as follows:

                                        Balance of       Gross        Gross Sales    Balance of        Value       Investment Income
                                       Shares Held     Purchases         and        Shares Held       April 30,      Jan. 1, 2003-
                                       Jan. 1, 2003  and Additions    Reductions   April 30, 2003       2003        April 30, 2003
                                       ------------  -------------   ------------  --------------   ------------  -----------------
   Strong Advisor Municipal Bond Fund
   Strong Tax-Free Money Fund              3,200,000     66,720,000     64,555,000       5,365,000   $ 5,365,000       $   22,520

10.   Results of Special Meeting of Shareholders of the Funds
      At a Special Meeting of Shareholders of the State Street Research Tax-Exempt Fund ("SSR Fund") held on February 25, 2003, shareholders approved the following proposals:

      To approve an agreement and plan of reorganization between the State Street Research Tax-Exempt Trust, on behalf of the SSR Fund, and Strong Income Funds, Inc. on behalf of the Strong Advisor Municipal Bond Fund ("Strong Fund"), whereby the Strong Fund would acquire the assets and liabilities of the SSR Fund in exchange for the Strong Fund's shares, which would be distributed by the SSR Fund to the holders of its shares in complete liquidation of the SSR Fund.

                                             For          Against      Abstain
                                          ----------   ------------  -----------
   State Street Research Tax-Exempt Fund  15,638,636      1,344,147    1,233,332

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND--CLASS A
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                   -------------------------------------------------------
                                                                   April 30,  Oct. 31,  Oct. 31,  Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/    2002      2001      2000         1999/(c)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.73   $ 11.05  $  10.66  $  10.68       $  10.68
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.15      0.45      0.63      0.72           0.11
  Net Realized and Unrealized Gains (Losses) on Investments             0.32     (0.17)     0.50     (0.02)            --
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.47      0.28      1.13      0.70           0.11

Less Distributions:
  From Net Investment Income                                           (0.16)    (0.46)    (0.63)    (0.72)         (0.11)
  From Net Realized Gains                                                 --     (0.14)    (0.11)       --             --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.16)    (0.60)    (0.74)    (0.72)         (0.11)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   11.04   $ 10.73  $  11.05  $  10.66       $  10.68
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                          +4.4%     +2.6%    +10.9%     +6.8%          +1.0%
  Net Assets, End of Period (In Millions)                          $      25   $    25  $     15  $      0/(d)/  $      0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.0%*     1.0%      1.2%      1.1%           1.3%*
  Ratio of Expenses to Average Net Assets                                1.0%*     1.0%      1.1%      1.1%           1.3%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            2.8%*     4.2%      5.4%      7.0%           6.2%*
  Portfolio Turnover Rate/(e)/                                         213.4%    403.7%    496.9%    448.6%         250.7%

STRONG ADVISOR BOND FUND--CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                   -----------------------------
                                                                   April 30,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/   2002    2001/(f)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.73  $  11.05  $  10.62
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.11      0.37      0.48
  Net Realized and Unrealized Gains (Losses) on Investments             0.32     (0.18)     0.55
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.43      0.19      1.03

Less Distributions:
  From Net Investment Income                                           (0.11)    (0.37)    (0.49)
  From Net Realized Gains                                                 --     (0.14)    (0.11)
------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.11)    (0.51)    (0.60)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   11.05  $  10.73  $  11.05
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                          +4.1%    +1.8%      +9.9%
  Net Assets, End of Period (In Millions)                          $      15  $    14   $      8
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.8%*    1.8%       2.2%*
  Ratio of Expenses to Average Net Assets                                1.8%*    1.8%       1.9%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            2.0%*    3.3%       4.4%*
  Portfolio Turnover Rate/(e)/                                         213.4%   403.7%     496.9%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c) For the period from September 1, 1999 (public launch date) to October 31, 1999.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)   For the period from December 1, 2000 (public launch date) to October 31,
      2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND--CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                   -----------------------------
                                                                   April 30,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/    2002    2001/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.73  $  11.05  $  10.62
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.11      0.37      0.49
  Net Realized and Unrealized Gains (Losses) on Investments             0.32     (0.18)     0.54
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.43      0.19      1.03

Less Distributions:
  From Net Investment Income                                           (0.11)    (0.37)    (0.49)
  From Net Realized Gains                                                 --     (0.14)    (0.11)
------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.11)    (0.51)    (0.60)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   11.05  $  10.73  $  11.05
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                          +4.1%     +1.8%    +10.0%
  Net Assets, End of Period (In Millions)                          $      10  $     10  $      7
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.8%*     1.8%      1.9%*
  Ratio of Expenses to Average Net Assets                                1.8%*     1.8%      1.9%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            2.0%*     3.4%      4.5%*
  Portfolio Turnover Rate/(d)/                                         213.4%    403.7%    496.9%

STRONG ADVISOR BOND FUND--CLASS K
--------------------------------------------------------------------------------

                                                                        Period Ended
                                                                   ------------------------
                                                                   April 30,      Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/      2002/(e)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.72      $  10.67
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.17          0.39
  Net Realized and Unrealized Gains (Losses) on Investments             0.31          0.05
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.48          0.44

Less Distributions:
  From Net Investment Income                                           (0.17)        (0.39)
-------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.17)        (0.39)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   11.03      $  10.72
==========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                          +4.5%         +4.2%
  Net Assets, End of Period (In Millions)                          $       0/(f)/ $      0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets         0.7%*         0.7%*
  Ratio of Expenses to Average Net Assets                                0.7%*         0.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            3.1%*         4.4%*
  Portfolio Turnover Rate/(d)/                                         213.4%        403.7%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from December 1, 2000 (public launch date) to October 31,
      2001.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)   For the period from January 2, 2002 (public launch date) to October 31,
      2002.
(f)   Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND--CLASS Z

                                                                                    Period Ended
                                                                 --------------------------------------------------------
                                                                 April 30,  Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                     2003/(b)/    2002       2001       2000     1999/(c)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  10.73   $   11.05  $   10.67  $   10.69  $   10.68
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.15        0.45       0.66       0.47       0.12
  Net Realized and Unrealized Gains (Losses) on Investments             0.32       (0.18)      0.49       0.28       0.01
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.47        0.27       1.15       0.75       0.13

Less Distributions:
  From Net Investment Income                                           (0.15)      (0.45)     (0.66)     (0.77)     (0.12)
  From Net Realized Gains                                                 --       (0.14)     (0.11)        --         --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.15)      (0.59)     (0.77)     (0.77)     (0.12)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  11.05   $   10.73  $   11.05  $   10.67  $   10.69
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                          +4.4%       +2.6%     +11.2%      +7.3%      +1.2%
  Net Assets, End of Period (In Millions)                           $    106   $     110  $      82  $      26  $       0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.1%*       1.1%       0.8%       0.7%       0.6%*
  Ratio of Expenses to Average Net Assets                                1.1%*       1.1%       0.8%       0.7%       0.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            2.7%*       4.1%       6.0%      (2.9)%      7.7%*
  Portfolio Turnover Rate/(e)/                                         213.4%      403.7%     496.9%     448.6%     250.7%

STRONG ADVISOR BOND FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                             Period Ended
                                                                 ------------------------------------------------------------------
                                                                 April 30,   Oct. 31,    Oct. 31,   Oct. 31,  Oct. 31,    Feb. 28,
Selected Per-Share Data/(a)/                                     2003/(b)/     2002        2001      2000    1999/(f)/     1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  10.72   $   11.04  $   10.65  $   10.67  $   11.12  $  11.18

Income From Investment Operations:
   Net Investment Income (Loss)                                         0.19        0.53       0.72       0.82       0.48      0.67
   Net Realized and Unrealized Gains (Losses) on Investments            0.31       (0.18)      0.49      (0.03)     (0.39)     0.19
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     0.50        0.35       1.21       0.79       0.09      0.86

Less Distributions:
   From Net Investment Income                                          (0.19)      (0.53)     (0.71)     (0.81)     (0.48)    (0.68)
   From Net Realized Gains                                                --       (0.14)     (0.11)        --      (0.06)    (0.24)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 (0.19)      (0.67)     (0.82)     (0.81)     (0.54)    (0.92)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  11.03   $   10.72  $   11.04  $   10.65  $   10.67  $  11.12
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         +4.7%       +3.4%     +11.8%      +7.7%      +0.9%     +7.9%
   Net Assets, End of Period (In Millions)                          $     240  $     267  $     365  $     261  $     166  $    135
   Ratio of Expenses to Average Net Assets before Expense Offsets        0.3%*       0.3%       0.3%       0.4%       0.4%*     0.4%
   Ratio of Expenses to Average Net Assets                               0.3%*       0.3%       0.3%       0.4%       0.4%*     0.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets           3.5%*       5.0%       6.5%       7.7%       6.6%*     6.0%
   Portfolio Turnover Rate/(e)/                                        213.4%      403.7%     496.9%     448.6%     250.7%    305.4%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c) For the period from September 1, 1999 (public launch date) to October 31, 1999.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)   In 1999, the Fund changed its fiscal year-end from February to October.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS A

                                                                               Period Ended
                                                                    -----------------------------------
                                                                    April 30,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/      2002       2001/(c)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   9.90   $   10.24      $   10.10
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.13        0.35/(d)/      0.52
  Net Realized and Unrealized Gains (Losses) on Investments             0.08       (0.34)          0.16
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.21        0.01           0.68
Less Distributions:
  From Net Investment Income                                           (0.17)      (0.35)         (0.54)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.17)      (0.35)         (0.54)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   9.94   $    9.90     $    10.24
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                          +2.2%       +0.2%          +6.9%
  Net Assets, End of Period (In Millions)                           $     30   $      22     $       10
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.2%*       1.3%           1.5%*
  Ratio of Expenses to Average Net Assets                                1.1%*       1.1%           1.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            2.4%*       3.5%           4.6%*
  Portfolio Turnover Rate/(e)/                                          37.2%      204.0%         220.8%

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS B
--------------------------------------------------------------------------------

                                                                               Period Ended
                                                                    -----------------------------------
                                                                    April 30,   Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/    2002         2001/(c)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   9.88   $   10.22      $   10.10
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.08        0.26/(d)/      0.44
  Net Realized and Unrealized Gains (Losses) on Investments             0.09       (0.34)          0.14
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.17       (0.08)          0.58
Less Distributions:
  From Net Investment Income                                           (0.13)      (0.26)         (0.46)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.13)      (0.26)         (0.46)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   9.92   $    9.88      $   10.22
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                          +1.8%       -0.7%          +5.8%
  Net Assets, End of Period (In Millions)                           $     16   $      13      $       4
  Ratio of Expenses to Average Net Assets before Expense Offsets         2.0%*       2.0%           2.4%*
  Ratio of Expenses to Average Net Assets                                2.0%*       2.0%           2.2%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            1.5%*       2.5%           3.6%*
  Portfolio Turnover Rate/(e)/                                          37.2%      204.0%         220.8%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from December 1, 2000 (public launch date) to October 31,
      2001.
(d)   Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the year.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS C
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    -----------------------------------
                                                                    April 30,   Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/     2002        2001/(c)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   9.90   $   10.23      $   10.10
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.09        0.26/(d)/      0.44
  Net Realized and Unrealized Gains (Losses) on Investments             0.08       (0.32)          0.15
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.17       (0.06)          0.59
Less Distributions:
  From Net Investment Income                                           (0.13)      (0.27)         (0.46)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.13)      (0.27)         (0.46)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   9.94   $    9.90      $   10.23
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                          +1.8%       -0.6%          +5.9%
  Net Assets, End of Period (In Millions)                           $     14   $       9      $       3
  Ratio of Expenses to Average Net Assets before Expense Offsets         2.0%*       2.0%           2.3%*
  Ratio of Expenses to Average Net Assets                                2.0%*       2.0%           2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            1.6%*       2.5%           3.6%*
  Portfolio Turnover Rate/(e)/                                          37.2%      204.0%         220.8%

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS Z
--------------------------------------------------------------------------------

                                                                                               Period Ended
                                                                    --------------------------------------------------------------
                                                                    April 30,  Oct. 31,      Oct. 31, Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/    2002          2001     2000      1999      1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  9.86   $  10.19      $  10.14  $  10.21  $ 10.17  $   10.48
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.12       0.35/(d)/     0.54      0.56     0.68       0.60
  Net Realized and Unrealized Gains (Losses) on Investments            0.09      (0.34)         0.14      0.02    (0.02)     (0.21)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.21       0.01          0.68      0.58     0.66       0.39
Less Distributions:
  From Net Investment Income                                          (0.17)     (0.34)        (0.63)    (0.65)   (0.62)     (0.59)
  In Excess of Net Investment Income                                     --         --            --        --       --      (0.03)
  From Net Realized Gains                                                --         --            --        --       --      (0.08)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.17)     (0.34)        (0.63)    (0.65)   (0.62)     (0.70)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  9.90   $   9.86      $  10.19  $  10.14  $ 10.21  $   10.17
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +2.2%      +0.2%         +6.8%     +5.8%    +6.7%      +3.8%
  Net Assets, End of Period (In Millions)                           $    32   $     30      $     47  $     51  $    44  $      75
  Ratio of Expenses to Average Net Assets before Expense Offsets        1.2%*      1.2%          1.2%      1.1%     1.1%       1.0%
  Ratio of Expenses to Average Net Assets                               1.2%*      1.2%          1.2%      1.1%     1.1%       0.9%
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.3%*      3.5%          5.3%      5.6%     5.6%       5.7%
  Portfolio Turnover Rate/(e)/                                         37.2%     204.0%        220.8%     59.3%    73.1%     145.2%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from December 1, 2000 (public launch date) to October 31,
      2001.
(d)   Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the year.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR STRATEGIC INCOME FUND--CLASS A
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                                    -------------------------------
                                                                     April 30,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2003/(b)/     2002   2001/(c)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    7.67   $   9.53  $   10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                           0.36       0.96       1.14
  Net Realized and Unrealized Gains (Losses) on Investments              1.40      (1.64)     (0.47)
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       1.76      (0.68)      0.67
Less Distributions:
  From Net Investment Income                                            (0.35)     (0.97)     (1.14)
  From Net Realized Gains                                                  --      (0.21)        --
---------------------------------------------------------------------------------------------------
  Total Distributions                                                   (0.35)     (1.18)     (1.14)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    9.08   $   7.67  $    9.53
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
  Total Return                                                          +23.4%      -8.4%      +6.0%
  Net Assets, End of Period (In Millions)                           $       8   $      8  $       6
  Ratio of Expenses to Average Net Assets before Expense Offsets          1.6%*      1.6%       3.9%*
  Ratio of Expenses to Average Net Assets                                 1.1%*      1.1%       1.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets             8.8%*     10.6%      12.1%*
  Portfolio Turnover Rate/(d)/                                           82.2%     234.7%     423.5%

STRONG ADVISOR STRATEGIC INCOME FUND--CLASS B
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                                    -------------------------------
                                                                    April 30,  Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/   2002      2001/(c)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    7.68   $   9.53  $   10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                           0.31       0.84       1.02
  Net Realized and Unrealized Gains (Losses) on Investments              1.40      (1.63)     (0.47)
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       1.71      (0.79)      0.55
Less Distributions:
  From Net Investment Income                                            (0.30)     (0.85)     (1.02)
  From Net Realized Gains                                                  --      (0.21)        --
---------------------------------------------------------------------------------------------------
  Total Distributions                                                   (0.30)     (1.06)     (1.02)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    9.09   $   7.68  $    9.53
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
  Total Return                                                          +22.7%      -9.4%      +4.9%
  Net Assets, End of Period (In Millions)                           $       6   $      4  $       2
  Ratio of Expenses to Average Net Assets before Expense Offsets          2.4%*      2.4%       4.0%*
  Ratio of Expenses to Average Net Assets                                 2.4%*      2.4%       2.4%*
  Ratio of Net Investment Income (Loss) to Average Net Assets             7.5%*      9.1%      10.9%*
  Portfolio Turnover Rate/(d)/                                           82.2%     234.7%     423.5%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from December 4, 2000 (public launch date) to October 31,
      2001.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR STRATEGIC INCOME FUND--CLASS C
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                    -----------------------------
                                                                    April 30,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/    2002    2001/(c)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   7.66   $   9.52  $  10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.31       0.84      1.02
  Net Realized and Unrealized Gains (Losses) on Investments             1.40      (1.63)    (0.48)
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.71      (0.79)     0.54
Less Distributions:
  From Net Investment Income                                           (0.30)     (0.86)    (1.02)
  From Net Realized Gains                                                 --      (0.21)       --
-------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.30)     (1.07)    (1.02)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   9.07   $   7.66  $   9.52
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
  Total Return                                                         +22.7%      -9.6%     +4.8%
  Net Assets, End of Period (In Millions)                           $      6   $      5  $      2
  Ratio of Expenses to Average Net Assets before Expense Offsets         2.4%*      2.4%      4.1%*
  Ratio of Expenses to Average Net Assets                                2.4%*      2.4%      2.4%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            7.6%*      9.0%     10.9%*
  Portfolio Turnover Rate/(d)/                                          82.2%     234.7%    423.5%

STRONG ADVISOR MUNICIPAL BOND FUND--CLASS A
--------------------------------------------------------------------------------

                                                                                              Period Ended
                                                                    --------------------------------------------------------------
                                                                      April 30,      Dec. 31,  Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(e)//(f)/     2002      2001     2000      1999     1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   8.55       $  8.19  $   8.18  $   7.79  $  8.54  $    8.51
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.12          0.36      0.37      0.38     0.39       0.40
  Net Realized and Unrealized Gains (Losses) on Investments             0.02          0.36        --      0.39    (0.75)      0.08
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.14          0.72      0.37      0.77    (0.36)      0.48
Less Distributions:
  From Net Investment Income                                           (0.12)        (0.36)    (0.36)    (0.38)   (0.39)     (0.41)
  From Net Realized Gains                                                 --            --        --        --       --      (0.04)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.12)        (0.36)    (0.36)    (0.38)   (0.39)     (0.45)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   8.57       $  8.55  $   8.19  $   8.18  $  7.79  $    8.54
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                          +1.6%         +9.0%     +4.7%    +10.1%    -4.3%      +5.8%
  Net Assets, End of Period (In Millions)                           $    182       $   197  $    168  $    166  $   174  $     206
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.2%*         1.2%      1.3%      1.3%     1.2%       1.0%
  Ratio of Expenses to Average Net Assets                                1.2%*         1.2%      1.3%      1.3%     1.2%       1.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets            4.3%*         4.3%      4.5%      4.8%     4.6%       4.7%
  Portfolio Turnover Rate/(d)/                                          19.5%         26.3%     34.9%     17.5%    24.6%      36.2%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from December 4, 2000 (public launch date) to October 31,
      2001.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)   For the four months ended April 30, 2003 (unaudited) (Note 1).
(f)   In 2003, the Fund changed its fiscal year-end from December to October.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR MUNICIPAL BOND FUND--CLASS B
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                    ---------------------------------------------------------------
                                                                       April 30,    Dec. 31, Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)//(c)/    2002     2001     2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  8.55       $  8.19    $  8.18   $   7.79   $  8.54  $   8.51
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.10          0.30       0.31       0.32      0.32      0.34
  Net Realized and Unrealized Gains (Losses) on Investments              --          0.37       0.01       0.39     (0.74)     0.08
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.10          0.67       0.32       0.71     (0.42)     0.42
Less Distributions:
  From Net Investment Income                                          (0.10)        (0.31)     (0.31)     (0.32)    (0.33)    (0.35)
  From Net Realized Gains                                                --            --         --         --        --     (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.10)        (0.31)     (0.31)     (0.32)    (0.33)    (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  8.55       $  8.55    $  8.19   $   8.18   $  7.79  $   8.54
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +1.4%         +8.3%      +3.9%      +9.3%     -5.1%     +5.0%
  Net Assets, End of Period (In Millions)                           $    53       $    29    $    31   $     40   $    49  $     63
  Ratio of Expenses to Average Net Assets before Expense Offsets        1.9%*         1.9%       2.0%       2.0%      1.9%      1.8%
  Ratio of Expenses to Average Net Assets                               1.9%*         1.9%       2.0%       2.0%      1.9%      1.8%
  Ratio of Net Investment Income (Loss) to Average Net Assets           3.5%*         3.6%       3.8%       4.0%      3.9%      3.9%
  Portfolio Turnover Rate/(d)/                                         19.5%         26.3%      34.9%      17.5%     24.6%     36.2%

STRONG ADVISOR MUNICIPAL BOND FUND--CLASS C
--------------------------------------------------------------------------------

                                                                                              Period Ended
                                                                    ---------------------------------------------------------------
                                                                      April 30,    Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)//(c)/   2002      2001      2000      1999     1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   8.54     $  8.19  $   8.18  $   7.79   $  8.54   $  8.50
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.10        0.31      0.31      0.32      0.32      0.33
  Net Realized and Unrealized Gains (Losses) on Investments             0.03        0.35      0.01      0.39     (0.74)     0.10
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.13        0.66      0.32      0.71     (0.42)     0.43
Less Distributions:
  From Net Investment Income                                           (0.10)      (0.31)    (0.31)    (0.32)    (0.33)    (0.35)
  From Net Realized Gains                                                 --          --        --        --        --     (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.10)      (0.31)    (0.31)    (0.32)    (0.33)    (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   8.57     $  8.54  $   8.19  $   8.18   $  7.79   $  8.54
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                          +1.5%       +8.1%     +3.9%     +9.3%     -5.0%     +5.1%
  Net Assets, End of Period (In Millions)                           $      4     $     4  $      3  $      2   $     2   $     4
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.9%*       1.9%      2.0%      2.0%      1.9%      1.8%
  Ratio of Expenses to Average Net Assets                                1.9%*       1.9%      2.0%      2.0%      1.9%      1.8%
  Ratio of Net Investment Income (Loss) to Average Net Assets            3.5%*       3.6%      3.7%      4.0%      3.9%      3.9%
  Portfolio Turnover Rate/(d)/                                          19.5%       26.3%     34.9%     17.5%     24.6%     36.2%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the four months ended April 30, 2003 (unaudited) (Note 1).
(c)   In 2003, the Fund changed its fiscal year-end from December to October.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR MUNICIPAL BOND FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                                    Period Ended
                                                                    --------------------------------------------------------------
                                                                      April 30,    Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31, Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)//(c)/   2002      2001      2000      1999     1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $    8.52    $    8.17  $  8.16  $   7.77  $  8.52   $   8.49

Income From Investment Operations:
  Net Investment Income (Loss)                                            0.13         0.42     0.38      0.39     0.40       0.42
  Net Realized and Unrealized Gains (Losses) on Investments               0.03         0.32     0.02      0.40    (0.74)      0.08
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        0.16         0.74     0.40      0.79    (0.34)      0.50

Less Distributions:
  From Net Investment Income                                             (0.13)       (0.39)   (0.39)    (0.40)   (0.41)     (0.43)
  From Net Realized Gains                                                   --           --       --        --       --      (0.04)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (0.13)       (0.39)   (0.39)    (0.40)   (0.41)     (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $    8.55    $    8.52  $  8.17  $   8.16  $  7.77   $   8.52
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                            +1.9%        +9.2%    +5.0%    +10.4%    -4.1%      +6.1%
  Net Assets, End of Period (In Millions)                            $      23    $      24  $     6  $      8  $     9   $     11
  Ratio of Expenses to Average Net Assets before Expense Offsets           0.7%*        0.9%     1.0%      1.0%     0.9%       0.8%
  Ratio of Expenses to Average Net Assets                                  0.7%*        0.9%     1.0%      1.0%     0.9%       0.8%
  Ratio of Net Investment Income (Loss) to Average Net Assets              4.7%*        4.6%     4.8%      5.1%     4.9%       4.9%
  Portfolio Turnover Rate/(d)/                                            19.5%        26.3%    34.9%     17.5%    24.6%      36.2%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the four months ended April 30, 2003 (unaudited) (Note 1).
(c)   In 2003, the Fund changed its fiscal year-end from December to October.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
      Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
      Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro Goldwyn Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand,Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; Manpower, Inc. (a world-wide provider of staffing services) since 2001; and Alliance Insurance (formerly the Fireman's
Fund) (an insurance company) from 1975 to 1990; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
      Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
      Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
      Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; and former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
      Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
      Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; and Vice President of the Advisor from August 2000 to April 2001. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. She was Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.
      Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
      Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
      Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
      Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; and Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
      Mr. Zoeller has been Secretary of the Advisor from December 2001 to November 2002; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; and Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

      Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

      The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]
--------------------------------------------------------------------------------

Strong Investments
P.O Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offerred for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT34367 06-03

                                                            SADVINC/WH2600 04-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Income Funds II, Inc., on behalf of the Strong Advisor Bond Fund;

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    June 24, 2003
         -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    June 24, 2003
         -------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    June 24, 2003
         -------------